UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Brookfield Investment Management
2016
ANNUAL REPORT
December 31, 2016
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With more than $13 billion of assets under management as of December 31, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of December 31, 2016. For more information, go to www.brookfield.com.
Brookfield Investment Funds Trust is managed by Brookfield Investment Management. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) and Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”) (each a “Fund” and, collectively, the “Funds”) for the year ended December 31, 2016.
As markets opened in 2016, our primary concerns centered on precipitously declining oil prices, deflationary pressures across developed economies and the prospect that a slowing Chinese economy could exert pressure on global economic growth. As the year wore on, oil staged a meaningful rebound, inflation expectations increased and concerns about China’s growth trajectory abated.
The year was marked by a series of unexpected populist movements—most notably, the surprising June 23 U.K. referendum in which voters elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.
The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994. During the quarter, the U.S. Federal Reserve decided to raise the target for the federal funds rate a quarter of a point to a range of 0.5% to 0.75%; it was only the second increase since 2006.
In addition to performance information and additional discussion on factors impacting our Funds, this report provides the Funds’ audited financial statements and portfolio of investments as of December 31, 2016.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Brian F. Hurley
President
Brookfield Investment Funds
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2016 Annual Report1

Letter to Shareholders (continued)

Must be preceded or accompanied by a prospectus.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
Mutual fund investing involves risk. Principal loss is possible.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
The Securities and Exchange Commission (SEC) does not approve, endorse, nor indemnify any security.
Diversification does not assure a profit, nor does it protect against a loss in a declining market.
2Brookfield Investment Management Inc.

About Your Fund’s Expenses

As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (07/01/16– 12/31/16) (1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.35%	$1,000.00	$ 960.20	$ 6.65
Class C Shares	2.10%	1,000.00	957.50	10.33
Class Y Shares	1.10%	1,000.00	961.60	5.42
Class I Shares	1.10%	1,000.00	962.40	5.43
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.35	6.85
Class C Shares	2.10%	1,000.00	1,014.58	10.63
Class Y Shares	1.10%	1,000.00	1,019.61	5.58
Class I Shares	1.10%	1,000.00	1,019.61	5.58
2016 Annual Report3

About Your Fund’s Expenses

	Annualized Expense Ratio	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (07/01/16– 12/31/16) (1)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$ 979.60	$ 5.97
Class C Shares	1.95%	1,000.00	975.60	9.68
Class Y Shares	0.95%	1,000.00	980.90	4.73
Class I Shares	0.95%	1,000.00	980.90	4.73
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.10	6.09
Class C Shares	1.95%	1,000.00	1,015.33	9.88
Class Y Shares	0.95%	1,000.00	1,020.36	4.82
Class I Shares	0.95%	1,000.00	1,020.36	4.82
U.S. REAL ESTATE FUND
Actual
Class A Shares	1.20%	1,000.00	975.10	5.96
Class C Shares	1.95%	1,000.00	972.30	9.67
Class Y Shares	0.95%	1,000.00	976.50	4.72
Class I Shares	0.95%	1,000.00	976.40	4.72
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.10	6.09
Class C Shares	1.95%	1,000.00	1,015.33	9.88
Class Y Shares	0.95%	1,000.00	1,020.36	4.82
Class I Shares	0.95%	1,000.00	1,020.36	4.82
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.35%	1,000.00	991.20	6.76
Class C Shares	2.10%	1,000.00	987.50	10.49
Class Y Shares	1.10%	1,000.00	991.00	5.51
Class I Shares	1.10%	1,000.00	991.00	5.51
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.35	6.85
Class C Shares	2.10%	1,000.00	1,014.58	10.63
Class Y Shares	1.10%	1,000.00	1,019.61	5.58
Class I Shares	1.10%	1,000.00	1,019.61	5.58
(1)	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/366 (to reflect a six-month period).
4Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
By sector, Midstream was the leading contributor relative to the Dow Jones Brookfield Global Infrastructure Composite Index1 (“the Benchmark”) due to stock selection and overweight exposure. Stock selection within the Gas Utilities sector also contributed, as did a combination of stock selection and overweight exposure within Master Limited Partnerships (“MLPs”). Conversely, stock selection and underweight exposure within the Pipelines sector was the leading detractor during the year. Stock selection in the Water sector also detracted, as did overweight exposure to Toll Roads.
By region, the U.S. was the leading contributor to relative performance due to stock selection and overweight exposure. Stock selection in Latin America also contributed during the year. Conversely, the U.K. was the leading regional detractor; and an overweight allocation in the Middle East moderately detracted during the period.
In terms of individual securities, the leading contributors to relative performance were energy infrastructure stocks, which benefitted from the rebound in energy prices. Overweight positions in Williams Companies, Inc. (WMB US, Midstream, United States) and Targa Resources Corp. (TRGP US, Midstream, United States) were the leading contributors. A non-benchmark position in Rice Midstream Partners (RMP, MLP, United States) also contributed as well.
Conversely, zero allocation to Spectra Energy Corp (SE US, Pipelines, United States) was the leading detractor from relative performance as the stock rallied meaningfully following the announcement Canada's Enbridge Inc. (ENB, Pipelines, Canada) would buy the company in an all-stock deal. Zero exposure to ONEOK, Inc. (OKE US, Midstream, United States) was also a leading detractor as the stock rallied along with energy prices. Overweight exposure to Groupe Eurotunnel SE (GET FP, Toll Roads, France) detracted as well—the stock underperformed following the U.K. referendum to exit the European Union.
INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK
Global equity markets, as measured by the MSCI World Index2, gained 8.2% in 2016. North America led all regions (+12.3%) and Asia Pacific and Europe gained 4.5% and 0.2%, respectively.
The year began in a volatile fashion as plunging oil prices and concerns about a slowing Chinese economy exerted pressure on global markets through the first six weeks of the year. As energy prices began to stabilize and a more positive narrative around global growth emerged, stocks began to rally off their February 11 lows.
Heightened geopolitical risks emerged in 2016 amid a series of unexpected populist movements—most notably, the surprising June 23 U.K. referendum in which voters elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.
The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994.
Infrastructure securities outperform in 2016
Global infrastructure securities outperformed the MSCI World Index in 2016, with the Dow Jones Brookfield Global Infrastructure Composite Index gaining 11.7%.1 Regional returns were mixed, as the Americas rose 25.3%, while Europe and Asia Pacific declined 8.6% and 0.6%, respectively. Six of eight sectors generated positive returns, led by Oil & Gas Storage & Transportation (27.5%), Diversified (7.5%), Airports (4.2%), Electricity Transmission & Distribution (3.6%), Water (3.6%) and Communications (1.7%); while Toll Roads (−6.1%) and Ports (−4.3%) declined in the period. The Dow Jones Brookfield Infrastructure MLP Index3 rose 20.8% during the year as energy prices rebounded.
2016 Annual Report5

Brookfield Global Listed Infrastructure Fund

The macro environment for investors in global infrastructure securities proved to be more conducive in 2016 than the previous year. Despite a precipitous decline through the first six weeks of 2016, West Texas Intermediate Crude gained nearly 45% in 2016, ending the year at $53.75 per barrel. Anticipation throughout the year of the deal among members of the Organization of the Petroleum Exporting Countries (OPEC) to cut production came to fruition in November. The cartel’s production cut, its first since 2008, helped stabilize the outlook for energy prices moving forward.
Although the rapid increase in interest rates in the fourth quarter exerted pressure on many bond-like sectors within listed infrastructure, the majority of these sectors still produced positive returns for the full year.
OUTLOOK
The outlook within energy infrastructure continues to improve as a strengthening commodity price environment should translate to healthier exploration and production customers. This should reduce counterparty risk and improve the outlook for volume growth as rigs are added. Balance sheets generally remain healthy as much of the needed restructuring in terms of dividend policy has already taken place and the pace of capital expenditures growth has slowed.
Despite the pullback in U.S. utility stocks, overall valuations remain elevated. We continue to be selective and are adding exposure where we see value. We have begun to see attractive valuations emerge in European utilities and have added exposure opportunistically. We remain cautious around political risks and continue to monitor elections in the region; underlying macroeconomic trends, however, appear to remain stable.
Within transports, traffic growth among European Toll Roads remains healthy and is accelerating, which has translated to healthy organic cash flow growth.
We remain positive on the long-term growth prospects in the communications sector and the potential for the next phase of network growth to happen sooner than previously expected. However, near-term market sentiment may be affected by the renewed prospect of proposed mergers among carriers, the changing interest-rate environment and headline risk around network operators attempting to eliminate contract escalators.
In the near term, sectors within listed infrastructure could endure headwinds if interest rates experience rapid moves higher, like those we witnessed during the fourth quarter. Nevertheless, return expectations for the asset class continue to be positive over the long term. Continued increases in rates would likely be a result of higher growth expectations and inflation expectations, which is good for infrastructure stocks over the longer term. Some volatility is likely to persist, but given our longer-term investment horizon, we view volatility as a very good buying opportunity.

1 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships (MLPs).
2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.
3 The Dow Jones Brookfield Infrastructure MLP Index is calculated and maintained by S&P Dow Jones Indices and comprises Master Limited Partnerships (MLPs) that exhibit strong infrastructure characteristics. To be included in the index, securities must have at least 70% of its annual cash flows derived from owning and operating infrastructure assets.
6Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016	1 Year	5 Years	Since Inception
Class A Shares (excluding sales charge)	12.38%	6.92%	6.95%
Class A Shares (including sales charge)	7.05%	5.88%	5.91%
Class C Shares (excluding sales charge)	11.60%	N/A	4.77%
Class C Shares (including sales charge)	10.60%	N/A	4.77%
Class Y Shares	12.64%	7.17%	7.40%
Class I Shares	12.74%	7.19%	7.40%
Dow Jones Brookfield Global Infrastructure Composite Index	11.68%	3.34%	8.80%*

* Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index references Class I’s inception date. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios for Class A is 1.43% and 1.35%, Class C is 2.18% and 2.10%, Class Y is 1.18% and 1.10% and Class I is 1.18% and 1.10%, respectively for the year ended December 31, 2016.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2017. There is no guarantee that such reimbursement will be continued after that date.
2016 Annual Report7

Brookfield Global Listed Infrastructure Fund

The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class A Shares (including sales charge) from the commencement of investment operations on December 29, 2011 to December 31, 2016 compared to the Dow Jones Brookfield Global Infrastructure Composite Index and Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2016 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.
Class A Shares
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance
8Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund

that the Brookfield Global Listed Infrastructure Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
A Basis Point is one hundredth of one percent (0.01%). Cash flow refers to the amount of cash generated and used by a company over a given period.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
2016 Annual Report9

Brookfield Global Listed Infrastructure Fund
Portfolio Characteristics (Unaudited)
December 31, 2016

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	51.2%
Canada	12.9%
United Kingdom	10.0%
Italy	4.6%
Spain	4.0%
Australia	3.9%
France	2.8%
Brazil	1.5%
Switzerland	1.4%
Japan	1.4%
Mexico	1.2%
New Zealand	1.2%
Hong Kong	1.1%
Germany	0.9%
United Arab Emirates	0.5%
China	0.5%
Denmark	0.5%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Pipelines	34.0%
Electricity Transmission & Distribution	12.5%
Midstream	10.7%
Toll Roads	8.5%
Water	7.1%
Communications	6.5%
Telecommunications	6.2%
Gas Utilities	4.9%
Electric Utilities & Generation	3.9%
Airports	3.3%
Rail	1.0%
Ports	0.5%
Other	0.5%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

TOP TEN HOLDINGS
American Tower Corp.	6.2%
National Grid PLC	6.1%
PG&E Corp.	5.5%
TransCanada Corp.	5.0%
Kinder Morgan, Inc.	4.1%
Enbridge, Inc.	4.0%
Enterprise Products Partners LP	3.6%
SBA Communications Corp.	3.3%
Transurban Group	2.9%
Pembina Pipeline Corp.	2.8%
10Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund
Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS – 99.6%
AUSTRALIA – 3.9%
Pipelines – 1.0%
APA Group	406,600	$ 2,510,074
Toll Roads – 2.9%
Transurban Group	974,341	7,251,356
Total AUSTRALIA		9,761,430
BRAZIL – 1.5%
Toll Roads – 0.5%
CCR SA	258,400	1,263,587
Water – 1.0%
Cia de Saneamento Basico do Estado de Sao Paulo (American Depository Receipt)	293,300	2,545,844
Total BRAZIL		3,809,431
CANADA – 12.9%
Pipelines – 12.4%
Enbridge, Inc.	238,700	10,044,725
Pembina Pipeline Corp.	222,400	6,950,362
TransCanada Corp.	282,135	12,721,449
Veresen, Inc.	157,767	1,540,480
Total Pipelines		31,257,016
Rail – 0.5%
Canadian National Railway Co.	18,500	1,245,045
Total CANADA		32,502,061
CHINA – 0.5%
Pipelines – 0.5%
Beijing Enterprises Holdings Ltd.	271,000	1,275,601
Total CHINA		1,275,601
DENMARK – 0.5%
Other – 0.5%
DONG Energy A/S [1,2]	33,500	1,267,189
Total DENMARK		1,267,189
FRANCE – 2.8%
Communications – 1.7%
Eutelsat Communications SA	218,500	4,225,291
Toll Roads – 1.1%
Groupe Eurotunnel SE	307,800	2,924,088
Total FRANCE		7,149,379
GERMANY – 0.9%
Electricity Transmission & Distribution – 0.9%
Innogy SE [1,2]	67,000	2,328,123
Total GERMANY		2,328,123
HONG KONG – 1.1%
Gas Utilities – 1.1%
Hong Kong & China Gas Company Ltd.	1,559,458	2,754,303
Total HONG KONG		2,754,303

See Notes to Financial Statements.
2016 Annual Report11

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
ITALY – 4.6%
Electric Utilities & Generation – 1.0%
Enel SpA	578,800	$ 2,544,239
Pipelines – 2.1%
Italgas SpA [2]	257,724	1,014,096
Snam SpA	1,043,518	4,291,848
Total Pipelines		5,305,944
Toll Roads – 1.5%
Atlantia SpA	161,100	3,769,165
Total ITALY		11,619,348
JAPAN – 1.4%
Gas Utilities – 1.4%
Tokyo Gas Company Ltd.	768,100	3,467,311
Total JAPAN		3,467,311
MEXICO – 1.2%
Airports – 0.7%
Grupo Aeroportuario del Centro Norte SAB de CV	435,600	1,875,024
Pipelines – 0.5%
Infraestructura Energetica Nova SAB de CV	289,800	1,262,392
Total MEXICO		3,137,416
NEW ZEALAND – 1.2%
Airports – 1.2%
Auckland International Airport Ltd.	691,600	2,999,815
Total NEW ZEALAND		2,999,815
SPAIN – 4.0%
Communications – 1.5%
Cellnex Telecom SA [1]	263,700	3,785,198
Toll Roads – 2.5%
Ferrovial SA	357,810	6,381,292
Total SPAIN		10,166,490
SWITZERLAND – 1.4%
Airports – 1.4%
Flughafen Zuerich AG	19,035	3,527,320
Total SWITZERLAND		3,527,320
UNITED ARAB EMIRATES – 0.5%
Ports – 0.5%
DP World Ltd.	74,900	1,311,814
Total UNITED ARAB EMIRATES		1,311,814
UNITED KINGDOM – 10.0%
Electricity Transmission & Distribution – 6.1%
National Grid PLC	1,306,926	15,269,886
Water – 3.9%
Pennon Group PLC	333,400	3,393,272
Severn Trent PLC	129,100	3,528,168

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United Utilities Group PLC	262,300	$ 2,907,429
Total Water		9,828,869
Total UNITED KINGDOM		25,098,755
UNITED STATES – 51.2%
Communications – 3.3%
SBA Communications Corp. [2]	79,900	8,250,474
Electric Utilities & Generation – 2.9%
Ameren Corp.	72,400	3,798,104
Edison International	49,300	3,549,107
Total Electric Utilities & Generation		7,347,211
Electricity Transmission & Distribution – 5.5%
PG&E Corp.	229,100	13,922,407
Gas Utilities – 2.4%
NiSource, Inc.	125,700	2,782,998
ONE Gas, Inc.	19,700	1,260,012
Southwest Gas Corp.	26,300	2,015,106
Total Gas Utilities		6,058,116
Midstream – 10.7%
Cheniere Energy, Inc. [2]	77,600	3,214,968
Enable Midstream Partners LP	48,300	759,759
EQT Midstream Partners LP	28,700	2,200,716
Phillips 66 Partners LP	26,100	1,269,504
Rice Midstream Partners LP	156,620	3,849,720
Sunoco Logistics Partners LP	103,200	2,478,864
Targa Resources Corp.	65,300	3,661,371
The Williams Companies, Inc.	220,100	6,853,914
Western Gas Partners LP	46,100	2,708,836
Total Midstream		26,997,652
Pipelines – 17.5%
Boardwalk Pipeline Partners LP	138,500	2,404,360
Enbridge Energy Partners LP	123,600	3,149,328
Energy Transfer Equity LP	116,800	2,255,408
Energy Transfer Partners LP	160,100	5,733,181
Enterprise Products Partners LP	333,069	9,006,186
Kinder Morgan, Inc.	497,800	10,309,438
MPLX LP	112,276	3,886,995
Plains All American Pipeline LP	113,800	3,674,602
Sempra Energy	37,600	3,784,064
Total Pipelines		44,203,562
Rail – 0.5%
Union Pacific Corp.	12,000	1,244,160
Telecommunications – 6.2%
American Tower Corp.	147,233	15,559,583

See Notes to Financial Statements.
2016 Annual Report13

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Water – 2.2%
American Water Works Company, Inc.	74,874	$ 5,417,883
Total UNITED STATES		129,001,048
Total COMMON STOCKS (Cost $213,697,917)		251,176,834
Total Investments – 99.6% (Cost $213,697,917)		251,176,834
Other Assets in Excess of Liabilities – 0.4%		1,029,342
TOTAL NET ASSETS – 100.0%		$252,206,176

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the total value of all such securities was $7,380,510 or 2.9% of net assets.
2	— Non-income producing security.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
During the 12-month period ending December 31, 2016, the Residential sector was the leading contributor to relative performance, driven by stock selection. The Hotel sector was the second largest contributor, driven by stock selection and overweight exposure. Stock selection and an underweight allocation within Diversified also contributed. Conversely, the Healthcare and Industrial sectors were the leading detractors, both driven by stock selection. Overweight exposure within Retail detracted as well.
The U.S. was the top contributing region, driven by stock selection. Overweight exposure and stock selection in the U.K. contributed as well. Conversely, underweight exposure within Canada was the leading detractor from relative performance during the period.
By security, overweight exposure to Dexus Property Group (DXS AU, Diversified, Australia) was the leading contributor to relative performance during the year. The stock performed well on an improving outlook for the Sydney office market and strong performance overall in the region. An overweight allocation to Wharf (Holdings) Ltd. (4 HK, Diversified, Hong Kong) also contributed during the period. Overweight exposure to LaSalle Hotel Properties (LHO, Hotel) contributed as well. The Hotel sector was a top performer in 2016 amid improving growth prospects for the U.S. economy following the election.
Non-index holding Brookdale Senior Living Inc. (BKD, Healthcare) was the leading detractor from relative performance. The company announced a new joint venture with Blackstone in November. We viewed the news as generally positive, but the company also announced they were reducing earnings guidance and were seeing an "unprecedented" level of new supply in mid-market cities, in which the company has meaningful exposure. The company expects the heightened supply to persist through mid-2017. This new supply should not have been a surprise to management and we believe that it was management’s apparent lack of preparedness for this supply which was a major contributor to the selloff. Overweight exposure to Hongkong Land Holdings Limited (HKL.SP, Office, Hong Kong) was the second largest detractor as stocks in the region sold off meaningfully following the increase in interest rates after the U.S. presidential election. Overweight exposure to SL Green Realty Corp. (SLG, Office) was the third largest detractor. The company underperformed early in the year due to worries around its higher leverage position and fears that banks would cut back on space.
GLOBAL REAL ESTATE MARKET OVERVIEW
Global equity markets, as measured by the MSCI World Index1, gained 8.2% in 2016. North America led all regions (+12.3%) and Asia Pacific and Europe gained 4.5% and 0.2%, respectively.
Global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Index2 (the “Benchmark”) gained 5.0% for the year. North America led all regions (up 8.2%), followed by Asia Pacific (6.1%), while Europe declined 7.3%.
The year began with precipitously declining oil prices, deflationary pressures across developed economies and the prospect that a slowing Chinese economy could exert pressure on global economic growth. As the year wore on, however, oil staged a meaningful rebound, inflation expectations increased and concerns about China’s growth trajectory abated.
A series of unexpected populist movements also emerged in 2016—most notably, the surprising June 23 U.K. referendum in which voters elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.
The outcome of the Brexit vote resulted in a meaningful decline in the price of real estate securities in the U.K. The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields
2016 Annual Report15

Brookfield Global Listed Real Estate Fund

spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994.
Despite a fourth quarter decline as interest rates moved sharply higher, 2016 was largely a positive year for global Real Estate Investment Trusts (“REITs”). As expectations for growth, inflation and interest rates shifted during the fourth quarter, many opportunities to capitalize on dislocations across sectors and regions have emerged.

1The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.
2 The FTSE EPRA/NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million).
OUTLOOK
We are cautiously optimistic about current REIT pricing in the U.S. We find pricing to be attractive if interest rates stay near current levels, but would become less optimistic if there were another sharp move higher for long-term rates. Although real estate provides a hedge against inflation over the medium-to-long term, it is adversely affected by rising rates in the short term. This has led us to be cautious about exposure to interest-rate-sensitive sectors where pricing has been elevated for quite some time. Some of our caution also stems from uncertainties around government policy and the effect those outcomes will have on the U.S. economy.
We are also cautious that we are many years into the current U.S. real-estate cycle. However, we remain optimistic that limited levels of new construction during this cycle, combined with a potential boost in economic activity could help extend the length of this cycle for several more years.
In our view, some of the most appealing opportunities today are found in the U.K. and Hong Kong. The sharp drop in equity prices in the U.K. post Brexit has created an attractive opportunity to meaningfully increase exposure to this market at prices and valuations which we have not seen in many years. We believe the risks associated with Brexit are priced in at current levels.
We also see opportunity in Hong Kong as we believe the concerns of a slowdown in China are fully priced in at this point. Recent transactions suggest that NAV estimates for many companies may be meaningfully below actual private market values.
We continue to see attractive spreads in relative value across sectors and regions and will continue to adjust the portfolio to look to take advantage of market dislocations.
16Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016	1 Year	5 Years	Since Inception
Class A Shares (excluding sales charge)	6.00%	N/A	9.09%
Class A Shares (including sales charge)	0.96%	N/A	7.95%
Class C Shares (excluding sales charge)	5.26%	N/A	8.27%
Class C Shares (including sales charge)	4.26%	N/A	8.27%
Class Y Shares	6.27%	11.87%	11.79%
Class I Shares	6.27%	11.86%	11.78%
FTSE EPRA/NAREIT Developed Index	4.99%	10.32%	10.34%*

* Classes A and C were incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The FTSE/EPRA NAREIT Developed Index references Class I's inception date. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios for Class A is 1.27% and 1.20%, Class C is 2.02% and 1.95%, Class Y is 1.02% and 0.95% and Class I is 1.02% and 0.95%, respectively for the year ended December 31, 2016.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2017. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class A Shares (including sales charge) from the commencement of investment operations on May 1, 2012 to December 31, 2016 compared to the FTSE EPRA/NAREIT Developed Index and Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2016 compared to the FTSE EPRA/NAREIT Developed Index.
2016 Annual Report17

Brookfield Global Listed Real Estate Fund

Class A Shares
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets
18Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund

may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
A basis point (bps) is a unit that is equal to 1/100th of 1% and is used to denote a change in a financial statement.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
2016 Annual Report19

Brookfield Global Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2016

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	51.0%
United Kingdom	11.5%
Hong Kong	9.1%
Germany	6.5%
Japan	6.4%
Australia	5.4%
Singapore	4.4%
France	2.8%
China	1.0%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Real Estate - Diversified	19.1%
Office	13.8%
Retail	13.1%
Residential	11.4%
Regional Malls	9.2%
Healthcare	7.7%
Hotel	4.1%
Strip Centers	3.4%
Triple Net Lease	2.8%
Real Estate Management/Service	2.5%
Mixed	2.2%
Other	2.2%
Communications	1.9%
Industrial	1.9%
Self Storage	1.8%
Real Estate Operator/Developer	1.0%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

TOP TEN HOLDINGS
Simon Property Group, Inc.	7.0%
Intu Properties PLC	3.1%
Land Securities Group PLC	3.0%
Vornado Realty Trust	3.0%
Cheung Kong Property Holdings Ltd.	3.0%
Unibail-Rodamco SE	2.8%
Hammerson PLC	2.8%
AvalonBay Communities, Inc.	2.8%
Mitsubishi Estate Company Ltd.	2.7%
Hongkong Land Holdings Ltd.	2.7%
20Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS – 98.1%
AUSTRALIA – 5.4%
Real Estate - Diversified – 1.5%
Dexus Property Group	3,084,500	$ 21,397,837
Retail – 3.9%
Vicinity Centres	9,763,800	21,055,856
Westfield Corp.	5,375,044	36,343,095
Total Retail		57,398,951
Total AUSTRALIA		78,796,788
CHINA – 1.0%
Real Estate Operator/Developer – 1.0%
SOHO China Ltd.	28,268,400	13,876,210
Total CHINA		13,876,210
FRANCE – 2.8%
Real Estate - Diversified – 2.8%
Unibail-Rodamco SE	172,719	41,159,907
Total FRANCE		41,159,907
GERMANY – 6.5%
Office – 2.2%
alstria office REIT-AG	2,550,400	31,918,058
Real Estate Management/Service – 2.5%
Vonovia SE	1,140,420	37,026,552
Residential – 1.8%
Grand City Properties SA	1,477,187	26,801,759
Total GERMANY		95,746,369
HONG KONG – 9.1%
Office – 2.7%
Hongkong Land Holdings Ltd.	6,294,500	39,653,701
Real Estate - Diversified – 3.9%
Cheung Kong Property Holdings Ltd.	7,119,993	43,481,759
Swire Properties Ltd.	5,175,200	14,246,771
Total Real Estate - Diversified		57,728,530
Retail – 2.5%
The Wharf Holdings Ltd.	5,486,512	36,342,541
Total HONG KONG		133,724,772
JAPAN – 6.4%
Office – 2.7%
Mitsubishi Estate Company Ltd.	1,996,955	39,668,857
Other – 0.1%
Leopalace21 Corp.	289,600	1,599,586
Real Estate - Diversified – 2.4%
Mitsui Fudosan Company Ltd.	1,548,200	35,841,621
Residential – 1.1%
Nippon Accommodations Fund, Inc.	3,519	15,407,984

See Notes to Financial Statements.
2016 Annual Report21

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Retail – 0.1%
Kenedix Retail REIT Corp.	624	$ 1,421,873
Total JAPAN		93,939,921
SINGAPORE – 4.4%
Industrial – 1.9%
Global Logistic Properties Ltd.	18,388,223	27,843,743
Real Estate - Diversified – 2.5%
CapitaLand Ltd.	6,977,897	14,500,857
City Developments Ltd.	3,771,500	21,523,117
Total Real Estate - Diversified		36,023,974
Total SINGAPORE		63,867,717
UNITED KINGDOM – 11.5%
Office – 2.4%
Great Portland Estates PLC	4,335,289	35,613,965
Real Estate - Diversified – 3.0%
Land Securities Group PLC	3,379,800	44,401,147
Residential – 0.2%
The UNITE Group PLC	347,690	2,597,970
Retail – 5.9%
Hammerson PLC	5,823,681	41,042,955
Intu Properties PLC	12,839,824	44,473,782
Total Retail		85,516,737
Total UNITED KINGDOM		168,129,819
UNITED STATES – 51.0%
Communications – 1.9%
Communications Sales & Leasing, Inc.	548,564	13,939,011
SBA Communications Corp. [1]	136,800	14,125,969
Total Communications		28,064,980
Healthcare – 7.7%
Brookdale Senior Living, Inc. [1]	2,479,991	30,801,488
Care Capital Properties, Inc.	584,188	14,604,700
Medical Properties Trust, Inc.	1,370,500	16,857,150
Omega Healthcare Investors, Inc.	803,344	25,112,534
Welltower, Inc.	380,000	25,433,400
Total Healthcare		112,809,272
Hotel – 4.1%
Hersha Hospitality Trust	507,807	10,917,850
Hilton Worldwide Holdings, Inc.	787,830	21,428,976
LaSalle Hotel Properties	932,291	28,406,907
Total Hotel		60,753,733
Mixed – 2.2%
Kilroy Realty Corp.	442,600	32,407,172
Office – 3.8%
Boston Properties, Inc.	143,200	18,011,696
Equity Commonwealth [1]	28,134	850,772

See Notes to Financial Statements.
22Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Highwoods Properties, Inc.	428,366	$ 21,850,950
Hudson Pacific Properties, Inc.	419,400	14,586,732
Total Office		55,300,150
Other – 2.1%
CyrusOne, Inc.	639,837	28,619,909
QTS Realty Trust, Inc.	34,500	1,712,925
Total Other		30,332,834
Real Estate - Diversified – 3.0%
Vornado Realty Trust	419,639	43,797,722
Regional Malls – 9.2%
CBL & Associates Properties, Inc.	2,766,333	31,812,830
Simon Property Group, Inc.	574,972	102,155,275
Total Regional Malls		133,968,105
Residential – 8.3%
American Campus Communities, Inc.	458,800	22,834,476
American Homes 4 Rent	1,399,403	29,359,475
AvalonBay Communities, Inc.	230,108	40,763,632
Essex Property Trust, Inc.	123,434	28,698,405
Total Residential		121,655,988
Retail – 0.7%
Washington Prime Group, Inc.	1,036,287	10,787,748
Self Storage – 1.8%
Life Storage, Inc.	49,900	4,254,474
Public Storage	98,100	21,925,350
Total Self Storage		26,179,824
Strip Centers – 3.4%
Brixmor Property Group, Inc.	1,473,726	35,988,389
DDR Corp.	870,300	13,289,481
Total Strip Centers		49,277,870
Triple Net Lease – 2.8%
Gramercy Property Trust	2,570,075	23,593,289
MGM Growth Properties LLC	696,494	17,628,263
Total Triple Net Lease		41,221,552
Total UNITED STATES		746,556,950
Total COMMON STOCKS (Cost $1,451,425,119)		1,435,798,453
Total Investments – 98.1% (Cost $1,451,425,119)		1,435,798,453
Other Assets in Excess of Liabilities – 1.9%		28,173,302
TOTAL NET ASSETS – 100.0%		$1,463,971,755

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.

See Notes to Financial Statements.
2016 Annual Report23

Brookfield U.S. Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
During the 12-month period ending December 31, 2016, Healthcare was the leading sector detractor from relative performance, driven by stock selection. The Diversified sector also detracted due to stock selection and underweight exposure during the period. Stock selection within Other detracted as well. Conversely, underweight exposure to Self Storage was the leading contributor as it was the worst performing sector in 2016. The Hotel and Office sectors were also among top contributors, both driven by stock selection and overweight exposure.
Non-index holding Brookdale Senior Living Inc. (BKD, Healthcare) was the leading detractor from relative performance. The company announced a new joint venture with Blackstone in November. We viewed the news as generally positive, but the company also announced they were reducing earnings guidance and were seeing an "unprecedented" level of new supply in mid-market cities, in which the company has meaningful exposure. The company expects the heightened supply to persist through mid-2017. This new supply should not have been a surprise to management and we believe that it was management’s apparent lack of preparedness for this supply which was a major contributor to the selloff. Overweight exposure to SL Green Realty Corp. (SLG, Office) was the second largest detractor. The company underperformed early in the year due to worries around its higher leverage position and fears that banks would cut back on space. Overweight exposure to Simon Property Group (SPG, Retail) detracted from relative performance as well.
Conversely, overweight exposure to LaSalle Hotel Properties (LHO, Hotel) was the leading contributor to relative performance. The Hotel sector was a top performer in 2016 amid improving growth prospects for the U.S. economy following the election. An overweight position in CyrusOne, Inc. (CONE, Other) was also a leading contributor. The stock outperformed amid improving fundamentals and strong demand within the data center sector. Underweight exposure to Public Storage (PSA, Self Storage) was also a leading contributor as the stock declined nearly 7% during the year.
U.S. REAL ESTATE MARKET OVERVIEW
For the period from January 1, 2016 through December 31, 2016 (the “Period”), the S&P 500 Total Return Index1 advanced 12.0%.
U.S. real estate securities were up 8.6% for the 12 months as measured by the MSCI U.S. REIT Total Return Index2 (the “Benchmark”). By sector, Industrial/Office gained (31.1%), followed by Industrial (30.1%), Hotels (24.6%), Diversified (15.8%), Office (12.3%), Healthcare (6.1%), Residential (3.9%) and Retail (0.9%). Self Storage was the only sector to post negative returns (down 8.5%) for the year.3
The year began with precipitously declining oil prices, deflationary pressures across developed economies and the prospect that a slowing Chinese economy could exert pressure on global economic growth. As the year wore on, however, oil staged a meaningful rebound, inflation expectations increased and concerns about China’s growth trajectory abated.
A series of unexpected populist movements also emerged in 2016—most notably, the surprising June 23 U.K. referendum in which voters elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.
The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994.
Despite a fourth quarter decline as interest rates moved sharply higher, 2016 was largely a positive year for the
24Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund

U.S. REIT market. As expectations for growth, inflation and interest rates shifted during the fourth quarter, many opportunities to capitalize on market dislocations have emerged.

1 The S&P 500 Total Return Index is the total return version of S&P 500 Index. Dividends are reinvested on a daily basis and the base date for the index is January 1, 1988. All regular cash dividends are assumed reinvested in the S&P 500 Index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.
2 The MSCI U.S. REIT Total Return Index (RMS) is a total return market capitalization-weighted index which prices once per day after market close. It is calculated by MSCI and is composed of equity REITs that are included in the MSCI US Investable Market 2500 Index. You cannot invest directly in an index.
3 Source: The FTSE EPRA/NAREIT Developed Sector Index, a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.
OUTLOOK
We are cautiously optimistic about current REIT pricing in the U.S. We find pricing to be attractive if interest rates stay near current levels, but would become less optimistic if there were another sharp move higher for long-term rates. Although real estate provides a hedge against inflation over the medium-to-long term, it is adversely affected by rising rates in the short term. This has led us to be cautious about exposure to interest-rate-sensitive sectors where pricing has been elevated for quite some time. Some of our caution also stems from uncertainties around government policy and the effect those outcomes will have on the U.S. economy.
We are also cautious that we are many years into the current U.S. real-estate cycle. However, we remain optimistic that limited levels of new construction during this cycle, combined with a potential boost in economic activity could help extend the length of this cycle for several more years.
We continue to see attractive spreads in relative value across companies and sectors and will continue to adjust the portfolio to look to take advantage of market dislocations.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016	1 Year	3 Years	Since Inception
Class A Shares (excluding sales charge)	7.63%	9.69%	10.09%
Class A Shares (including sales charge)	2.54%	7.94%	8.34%
Class C Shares (excluding sales charge)	6.87%	8.96%	9.36%
Class C Shares (including sales charge)	5.88%	8.96%	9.36%
Class Y Shares	7.95%	10.04%	10.44%
Class I Shares	7.86%	9.98%	10.38%
MSCI U.S. REIT Total Return Index	8.60%	13.21%	12.69%*

* Classes A, C , Y and I were incepted on December 11, 2013. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios for Class A is 1.74% and 1.20%, Class C is 2.49% and 1.95%, Class Y is 1.49% and 0.95% and Class I is 1.49% and 0.95%, respectively for the year ended December 31, 2016.
2016 Annual Report25

Brookfield U.S. Listed Real Estate Fund

The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2017. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the U.S Real Estate Fund—Class A Shares (including sales charge) from the commencement of investment operations on December 11, 2013 to December 31, 2016 compared to the MSCI U.S. REIT Total Return Index and Class I Shares from the commencement of investment operations on December 11, 2013 to December 31, 2016 compared to the MSCI U.S. REIT Total Return Index.
Class A Shares
Class I Shares
Disclosure
26Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield U.S. Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
2016 Annual Report27

Brookfield U.S. Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2016

ASSET ALLOCATION BY SECTOR
Regional Malls	16.2%
Healthcare	16.0%
Residential	15.1%
Office	7.8%
Hotel	7.4%
Triple Net Lease	6.2%
Real Estate - Diversified	5.0%
Mixed	4.5%
Other	4.3%
Self Storage	4.0%
Communications	3.8%
Strip Centers	3.6%
Retail	2.5%
Other Assets in Excess of Liabilities	3.6%
Total	100.0%

TOP TEN HOLDINGS
Simon Property Group, Inc.	11.8%
Welltower, Inc.	5.1%
Vornado Realty Trust	5.0%
Kilroy Realty Corp.	4.5%
CBL & Associates Properties, Inc.	4.4%
American Homes 4 Rent	4.1%
Essex Property Trust, Inc.	4.0%
CyrusOne, Inc.	4.0%
AvalonBay Communities, Inc.	3.8%
Brookdale Senior Living, Inc.	3.7%
28Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS – 96.4%
Communications – 3.8%
Communications Sales & Leasing, Inc.	34,300	$ 871,563
SBA Communications Corp. [1]	8,600	888,036
Total Communications		1,759,599
Healthcare – 16.0%
Brookdale Senior Living, Inc. [1]	138,341	1,718,195
Care Capital Properties, Inc.	38,428	960,700
Medical Properties Trust, Inc.	84,100	1,034,430
Omega Healthcare Investors, Inc.	45,359	1,417,923
Welltower, Inc.	35,500	2,376,015
Total Healthcare		7,507,263
Hotel – 7.4%
Hersha Hospitality Trust	33,332	716,638
Hilton Worldwide Holdings, Inc.	51,600	1,403,520
LaSalle Hotel Properties	44,700	1,362,009
Total Hotel		3,482,167
Mixed – 4.5%
Kilroy Realty Corp.	28,700	2,101,414
Office – 7.8%
Boston Properties, Inc.	10,500	1,320,690
Equity Commonwealth [1]	15,800	477,792
Highwoods Properties, Inc.	17,900	913,079
Hudson Pacific Properties, Inc.	27,300	949,494
Total Office		3,661,055
Other – 4.3%
CyrusOne, Inc.	41,400	1,851,822
QTS Realty Trust, Inc.	3,200	158,880
Total Other		2,010,702
Real Estate - Diversified – 5.0%
Vornado Realty Trust	22,398	2,337,679
Regional Malls – 16.2%
CBL & Associates Properties, Inc.	178,987	2,058,350
Simon Property Group, Inc.	30,949	5,498,709
Total Regional Malls		7,557,059
Residential – 15.1%
American Campus Communities, Inc.	30,000	1,493,100
American Homes 4 Rent	91,900	1,928,062
AvalonBay Communities, Inc.	10,010	1,773,272
Essex Property Trust, Inc.	8,100	1,883,250
Total Residential		7,077,684
Retail – 2.5%
Acadia Realty Trust	13,557	443,043
Washington Prime Group, Inc.	68,094	708,858
Total Retail		1,151,901

See Notes to Financial Statements.
2016 Annual Report29

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Self Storage – 4.0%
Life Storage, Inc.	3,100	$ 264,306
Public Storage	7,200	1,609,200
Total Self Storage		1,873,506
Strip Centers – 3.6%
Brixmor Property Group, Inc.	69,100	1,687,422
Triple Net Lease – 6.2%
Gramercy Property Trust	167,900	1,541,322
MGM Growth Properties LLC	53,200	1,346,492
Total Triple Net Lease		2,887,814
Total COMMON STOCKS (Cost $44,069,722)		45,095,265
Total Investments – 96.4% (Cost $44,069,722)		45,095,265
Other Assets in Excess of Liabilities – 3.6%		1,701,775
TOTAL NET ASSETS – 100.0%		$ 46,797,040

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.

See Notes to Financial Statements.
30Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2016, the Brookfield Real Assets Securities Fund, Class I had a total return of 11.15%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions.
All asset class components of the Fund contributed positively to performance on an absolute basis.
On a relative to the Blended Index (as referenced in the Fund’s prospectus)1,6 benchmark performance basis, Core Real Estate was the leading contributor, driven by security selection within the sector. Real Asset Corporate Credit was the second largest contributor to relative performance driven by security selection within the sector which was partially offset by an overweight allocation to the underperforming sector. Conversely, REIT Preferreds was the leading detractor on a relative basis, driven by an overweight allocation to the underperforming asset class.
The Fund’s diversification by geography and sector as of December 31, 2016 is summarized in the portfolio characteristics page.
In the next section, we provide further detail on the positioning and performance of each asset class, along with our outlook for investing in real asset-related securities. The Fund’s investments in the sectors presented in the portfolio characteristics page are grouped by Real Estate Equities, Infrastructure Equities and Real Asset Debt. Total returns from these segments of the portfolio are shown after the deduction of fees and expenses.
GLOBAL INFRASTRUCTURE SECURITIES
Global infrastructure securities outperformed the MSCI World Index in 2016, with the Dow Jones Brookfield Global Infrastructure Composite Index gaining 11.7%. Regional returns were mixed, as the Americas rose 25.3%, while Europe and Asia Pacific declined 8.6% and 0.6%, respectively. Six of eight sectors generated positive returns, led by Oil & Gas Storage & Transportation (27.5%), Diversified (7.5%), Airports (4.2%), Electricity Transmission & Distribution (3.6%), Water (3.6%) and Communications (1.7%); while Toll Roads (−6.1%) and Ports (−4.3%) declined in the period. The Alerian MLP Index2 rose 18.3% during the year as energy prices rebounded.
The macro environment for investors in global infrastructure securities proved to be more conducive in 2016 than the previous year. Despite a precipitous decline through the first six weeks of 2016, West Texas Intermediate Crude gained nearly 45% in 2016, ending the year at $53.75 per barrel. Although the rapid increase in interest rates in the fourth quarter exerted pressure on many bond-like sectors within listed infrastructure, the majority of these sectors still produced positive returns for the full year.
The outlook within energy infrastructure continues to improve as a strengthening commodity price environment should translate to healthier exploration and production customers. This should reduce counterparty risk and improve the outlook for volume growth as rigs are added. In the near term, sectors within listed infrastructure could endure headwinds if interest rates experience rapid moves higher, like those we witnessed during the fourth quarter. Nevertheless, return expectations for the asset class continue to be positive over the long term. Continued increases in rates would likely be a result of higher growth expectations and inflation expectations, which is good for infrastructure stocks over the longer term. Some volatility is likely to persist, but given our longer-term investment horizon, we view volatility as a very good buying opportunity.
GLOBAL REAL ESTATE SECURITIES
Global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Index (the “Benchmark”) gained 5.0% for the year. North America led all regions (up 8.2%), followed by Asia Pacific (6.1%), while Europe declined 7.3%. Despite a fourth quarter decline as interest rates moved sharply higher, 2016 was largely a positive year for global REITs. As expectations for growth, inflation and interest rates shifted during the fourth quarter, many opportunities to capitalize on dislocations across sectors and regions have emerged.
2016 Annual Report31

Brookfield Real Assets Securities Fund

We are cautiously optimistic about current REIT pricing in the U.S. We find current pricing to be attractive if interest rates stay near current levels, but would become less optimistic if there were another sharp move higher for long-term rates. Although real estate can provide a hedge against inflation over the medium-to-long term, it can be adversely affected by rising rates in the short term. This has led us to be cautious about exposure to the more interest-rate-sensitive real estate sectors where pricing has been elevated for quite some time. Some of our caution also stems from uncertainties around government policy and the effect those outcomes will have on the U.S. economy.
Outside of the U.S. select markets are attractive. As we look at individual markets there are varying outlooks for real estate fundamentals across countries, as well as wide dispersions in valuations. Taken together, we believe these create attractive opportunities for active management.
FIXED INCOME
The BofA Merrill Lynch Global High Yield Index3 rose 14.8% in 2016. Investment grade securities advanced 4.3%, as measured by the BofA Merrill Lynch Global Corporate Index4.
Following the U.S. presidential election, we witnessed an increase in inflation expectations, which resulted in higher bond yields. We also witnessed a spike in volatility following the election, but it has since returned to more muted levels. In broad high-yield credit, yields have declined in a strong post-election rally, as have spreads. Rising interest rates have weighed more heavily on investment grade securities. We continue to favor B/BB quality bonds, as we believe their risk/return characteristics fit between the interest-rate risk of investment-grade securities and the credit risk of CCC-rated issues.
OPPORTUNISTIC
During the year we made important changes to the fund’s long-term, strategic asset allocations. We reduced our long-term strategic allocations to the inflation-sensitive Natural Resource Equities, Commodities and Treasury Inflation Protected securities (TIPs) sectors. These sectors have historically performed well in times of inflation, but have generally been average to disappointing performers in many other market environments. Accordingly, we reduced our long-term strategic allocation to these sectors to zero. Going forward, we will allocate to these sectors on an opportunistic basis, generally in times of rising inflation. Offsetting these reductions, we increased our long-term strategic allocations to Real Estate Equities and Infrastructure Equities.
Natural Resources Equities gained 32.3% during the year, as measured by the S&P Global Natural Resources Index4. The Metals & Mining component of the index5 gained 56.4%, the Energy component was up 28.4% and the Agribusiness component rose 11.2%. The Bloomberg Commodity Index advanced 11.8% in 2016, driven largely by gains in energy prices. The Bloomberg Barclays US Treasury Inflation Notes Index rose 4.7% during the year.
Despite the strong performance for many opportunistic assets in 2016, fundamentals have not changed dramatically yet. The strong returns within Natural Resources Equities and Commodities during the fourth quarter reflected expectations of significant improvement due to the new administration’s proposed policies. We continue to monitor those policies for signs that tactical allocations to these sectors are attractive from a risk/reward standpoint.

1For the period from October 1, 2016 forward, the Blended Index consists of 35% FTSE EPRA/NAREIT Developed Index, 5% BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Total Return Index, 5% Alerian MLP Index, and 15% the BAML Global High Yield Index and BAML Global Corporate Index, weighted 70% and 30%, respectively. For the period from November 19, 2014 through September 30, 2016, the Blended Index consists of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA/NAREIT Developed Index,13.33% the BAML Global High Yield Index and BAML Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.66% Bloomberg Commodity Index and 3.33% Barclays Global Inflation-Linked Index.
32Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund

2 The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (“MLPs”) calculated by Standard & Poor’s using a float adjusted market-capitalization methodology. The index is Disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE: AMZX).
3 The BofA Global High Yield Index is an unmanaged, commonly accepted measure of the performance of global high yield corporate securities.
4 The BofA Merrill Lynch Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities.
5 The S&P Global Natural Resources Energy Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals & mining.
6 The FTSE EPRA/NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million). The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships (MLPs). The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (“MLPs”) calculated by Standard & Poor’s using a float adjusted market-capitalization methodology. The index is Disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE: AMZX). The BofA Global High Yield Index is an unmanaged, commonly accepted measure of the performance of global high yield corporate securities. BofA Merrill Lynch Broad Market Index tracks the performance of investment-grade public debt issued in the major domestic and eurobond markets, including global bonds. The S&P Global Natural Resources Energy Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals & mining. The BofA Merrill Lynch Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. The Bloomberg Commodity Index (BCOM) is a broadly diversified commodity price index that tracks prices of futures contracts on physical commodities in the commodity markets. The Bloomberg Barclays US Treasury Inflation Notes Index is measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. The Dow Jones Brookfield Global Infrastructure Total Return Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of their annual cash flows derived from the owning and operating infrastructure assets.
OUTLOOK
Recent uncertainty around interest rates and the rapid increase in bond yields has led to weakness in some rate-sensitive real asset industries. Portfolio managers of our underlying sleeves therefore remain even more focused on stock selection and strong balance sheets amid uncertainty around the incoming U.S. administration and the Fed’s next steps.
From an asset allocation perspective, we have a keen eye on economic trends, political uncertainty and central bank actions around the globe. While these uncertainties can increase volatility, they afford allocators, like ourselves, the opportunity to add value by adjusting allocations across the real asset landscape where we see particular opportunities.
2016 Annual Report33

Brookfield Real Assets Securities Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2016	1 Year	Since Inception
Class A Shares (excluding sales charge)	11.04%	-2.54%
Class A Shares (including sales charge)	5.81%	-4.76%
Class C Shares (including sales charge)	10.49%	-3.13%
Class C Shares (including sales charge)	9.49%	-3.13%
Class Y Shares	11.14%	-2.40%
Class I Shares	11.15%	-2.44%
MSCI World Total Return Index	8.15%	3.18%*
Blended Index	9.64%	-1.18%

* Classes A, C , Y and I were incepted on December 11, 2013. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios for Class A is 1.97% and 1.35%, Class C is 2.72% and 2.10%, Class Y is 1.72% and 1.10% and Class I is 1.72% and 1.10%, respectively for the year ended December 31, 2016.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2017. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the U.S Real Estate Fund—Class A Shares (including sales charge) from the commencement of investment operations on December 11, 2013 to December 31, 2016 compared to the MSCI U.S. REIT Total Return Index and Class I Shares from the commencement of investment operations on December 11, 2013 to December 31, 2016 compared to the MSCI World Index.
34Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund

Class A Shares
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Infrastructure Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater
2016 Annual Report35

Brookfield Real Assets Securities Fund

volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
Earnings growth is not a measure of the Fund’s future performance.
Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
36Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)
December 31, 2016

ASSET ALLOCATION BY SECTOR	Percent of Net Assets
Real Estate Equities	36.1%
— Core Real Estate	31.3%
— REIT Preferreds	4.8%
Infrstructure Equities	48.2%
— Core Infrastructure	39.9%
— MLPs	8.3%
Real Asset Debt	14.4%
Cash & Other	1.3%
Total	100.0%

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	60.0%
United Kingdom	7.6%
Canada	6.6%
Australia	3.3%
Hong Kong	3.1%
Japan	2.7%
Germany	2.5%
Italy	2.2%
France	2.0%
Spain	1.6%
Singapore	1.3%
Luxembourg	0.9%
Brazil	0.6%
Switzerland	0.6%
New Zealand	0.5%
China	0.5%
Mexico	0.4%
Greece	0.3%
Denmark	0.2%
United Arab Emirates	0.1%
Other Assets in Excess of Liabilities	3.0%
Total	100.0%

ASSET ALLOCATION BY SECURITY TYPE	Percent of Net Assets
Common Stocks	78.1%
Convertible Preferred Stocks	0.8%
Corporate Bonds	13.3%
Preferred Stocks	3.9%
Term Loans	0.9%
Other Assets in Excess of Liabilities	3.0%
Total	100.0%

2016 Annual Report37

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)(continued)
December 31, 2016

TOP TEN HOLDINGS	Percent of Net Assets
American Tower Corp.	3.0%
Kinder Morgan, Inc.	2.6%
TransCanada Corp.	2.4%
National Grid PLC	2.2%
PG&E Corp.	2.2%
Simon Property Group, Inc.	2.2%
Enbridge, Inc.	2.0%
SBA Communications Corp.	1.7%
The Williams Companies, Inc.	1.5%
Enterprise Products Partners LP	1.3%
38Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS – 78.1%
AUSTRALIA – 3.1%
Pipelines – 0.3%
APA Group	35,400	$ 218,536
Real Estate - Diversified – 0.5%
Dexus Property Group	41,000	284,426
Retail – 1.2%
Vicinity Centres	130,200	280,779
Westfield Corp.	67,130	453,896
Total Retail		734,675
Toll Roads – 1.1%
Transurban Group	93,467	695,611
Total AUSTRALIA		1,933,248
BRAZIL – 0.6%
Toll Roads – 0.2%
CCR SA	27,300	133,498
Water – 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo (American Depository Receipt)	29,100	252,588
Total BRAZIL		386,086
CANADA – 6.0%
Pipelines – 5.8%
Enbridge, Inc.	28,300	1,190,891
Pembina Pipeline Corp.	11,700	366,444
Pembina Pipeline Corp.	12,400	387,520
TransCanada Corp.	32,271	1,455,097
Veresen, Inc.	14,400	140,606
Total Pipelines		3,540,558
Rail – 0.2%
Canadian National Railway Co.	1,800	121,140
Total CANADA		3,661,698
CHINA – 0.5%
Pipelines – 0.2%
Beijing Enterprises Holdings Ltd.	22,700	106,849
Real Estate Operator/Developer – 0.3%
SOHO China Ltd.	346,300	169,990
Total CHINA		276,839
DENMARK – 0.2%
Other – 0.2%
DONG Energy A/S [1,2]	2,900	109,697
Total DENMARK		109,697
FRANCE – 2.0%
Communications – 0.7%
Eutelsat Communications SA	23,400	452,502
Real Estate - Diversified – 0.8%
Unibail-Rodamco SE	1,900	452,781

See Notes to Financial Statements.
2016 Annual Report39

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Toll Roads – 0.5%
Groupe Eurotunnel SE	29,800	$ 283,099
Total FRANCE		1,188,382
GERMANY – 2.5%
Electricity Transmission & Distribution – 0.4%
Innogy SE [1,2]	7,200	250,186
Office – 0.7%
alstria office REIT-AG	31,786	397,799
Real Estate Management/Service – 0.8%
Vonovia SE	15,070	489,285
Residential – 0.6%
Grand City Properties SA	19,410	352,171
Total GERMANY		1,489,441
HONG KONG – 3.1%
Gas Utilities – 0.5%
Hong Kong & China Gas Company Ltd.	165,840	292,906
Office – 0.8%
Hongkong Land Holdings Ltd.	78,843	496,690
Real Estate - Diversified – 1.1%
Cheung Kong Property Holdings Ltd.	82,472	503,656
Swire Properties Ltd.	61,800	170,129
Total Real Estate - Diversified		673,785
Retail – 0.7%
The Wharf Holdings Ltd.	64,187	425,173
Total HONG KONG		1,888,554
ITALY – 2.2%
Electric Utilities & Generation – 0.4%
Enel SpA	56,000	246,160
Pipelines – 1.1%
Italgas SpA [2]	23,973	94,330
Snam SpA	145,966	600,339
Total Pipelines		694,669
Toll Roads – 0.7%
Atlantia SpA	17,000	397,739
Total ITALY		1,338,568
JAPAN – 2.7%
Gas Utilities – 0.7%
Tokyo Gas Company Ltd.	88,600	399,953
Office – 0.8%
Mitsubishi Estate Company Ltd.	25,050	497,610
Other – 0.0%
Leopalace21 Corp.	3,800	20,989
Real Estate - Diversified – 0.7%
Mitsui Fudosan Company Ltd.	19,100	442,175

See Notes to Financial Statements.
40Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Residential – 0.3%
Nippon Accommodations Fund, Inc.	42	$ 183,898
Retail – 0.2%
Kenedix Retail REIT Corp.	38	86,588
Total JAPAN		1,631,213
MEXICO – 0.4%
Airports – 0.2%
Grupo Aeroportuario del Centro Norte SAB de CV	33,200	142,908
Pipelines – 0.2%
Infraestructura Energetica Nova SAB de CV	26,700	116,307
Total MEXICO		259,215
NEW ZEALAND – 0.5%
Airports – 0.5%
Auckland International Airport Ltd.	67,700	293,649
Total NEW ZEALAND		293,649
SINGAPORE – 1.3%
Industrial – 0.6%
Global Logistic Properties Ltd.	233,448	353,490
Real Estate - Diversified – 0.7%
CapitaLand Ltd.	82,533	171,513
City Developments Ltd.	46,900	267,648
Total Real Estate - Diversified		439,161
Total SINGAPORE		792,651
SPAIN – 1.6%
Communications – 0.6%
Cellnex Telecom SA [1]	25,100	360,290
Toll Roads – 1.0%
Ferrovial SA	33,704	601,087
Total SPAIN		961,377
SWITZERLAND – 0.6%
Airports – 0.6%
Flughafen Zuerich AG	1,950	361,349
Total SWITZERLAND		361,349
UNITED ARAB EMIRATES – 0.1%
Ports – 0.1%
DP World Ltd.	4,700	82,317
Total UNITED ARAB EMIRATES		82,317
UNITED KINGDOM – 7.6%
Electricity Transmission & Distribution – 2.2%
National Grid PLC	114,927	1,342,786
Office – 0.8%
Great Portland Estates PLC	59,114	485,616
Real Estate - Diversified – 1.0%
Land Securities Group PLC	45,361	595,917

See Notes to Financial Statements.
2016 Annual Report41

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Residential – 0.3%
The UNITE Group PLC	26,500	$ 198,010
Retail – 1.8%
Hammerson PLC	73,516	518,111
Intu Properties PLC	163,863	567,578
Total Retail		1,085,689
Water – 1.5%
Pennon Group PLC	31,600	321,618
Severn Trent PLC	11,800	322,482
United Utilities Group PLC	21,800	241,639
Total Water		885,739
Total UNITED KINGDOM		4,593,757
UNITED STATES – 43.1%
Communications – 2.0%
Communications Sales & Leasing, Inc.	7,200	182,952
SBA Communications Corp. [2]	10,200	1,053,252
Total Communications		1,236,204
Electric Utilities & Generation – 2.0%
Ameren Corp.	7,700	403,942
Edison International	4,600	331,154
NextEra Energy, Inc.	4,100	489,786
Total Electric Utilities & Generation		1,224,882
Electricity Transmission & Distribution – 2.2%
PG&E Corp.	21,600	1,312,632
Gas Utilities – 1.5%
NiSource, Inc.	19,100	422,874
ONE Gas, Inc.	2,800	179,088
Southwest Gas Corp.	3,900	298,818
Total Gas Utilities		900,780
Healthcare – 2.5%
Brookdale Senior Living, Inc. [2]	33,930	421,410
Care Capital Properties, Inc.	7,345	183,625
Medical Properties Trust, Inc.	17,400	214,020
Omega Healthcare Investors, Inc.	10,708	334,732
Welltower, Inc.	5,060	338,666
Total Healthcare		1,492,453
Hotel – 1.3%
Hersha Hospitality Trust	7,200	154,800
Hilton Worldwide Holdings, Inc.	10,797	293,678
LaSalle Hotel Properties	12,048	367,103
Total Hotel		815,581
Midstream – 6.4%
Cheniere Energy, Inc. [2]	10,900	451,587
Enable Midstream Partners LP	6,100	95,953
EQT Midstream Partners LP	4,620	354,262

See Notes to Financial Statements.
42Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Phillips 66 Partners LP	3,100	$ 150,784
Rice Midstream Partners LP	14,778	363,243
Sunoco Logistics Partners LP	13,810	331,716
Targa Resources Corp.	12,810	718,257
Tesoro Logistics LP	3,000	152,430
The Williams Companies, Inc.	28,300	881,262
Western Gas Partners LP	6,620	388,991
Total Midstream		3,888,485
Mixed – 0.7%
Kilroy Realty Corp.	5,800	424,676
Office – 1.2%
Boston Properties, Inc.	1,900	238,982
Equity Commonwealth [2]	300	9,072
Highwoods Properties, Inc.	5,500	280,555
Hudson Pacific Properties, Inc.	5,410	188,160
Total Office		716,769
Other – 0.6%
CyrusOne, Inc.	8,000	357,840
QTS Realty Trust, Inc.	400	19,860
Total Other		377,700
Pipelines – 9.2%
Boardwalk Pipeline Partners LP	24,600	427,056
Buckeye Partners LP	1,530	101,225
Enbridge Energy Management LLC [2]	6,409	166,002
Enbridge Energy Partners LP	12,850	327,418
Energy Transfer Partners LP	15,330	548,967
Enterprise Products Partners LP	28,620	773,885
Kinder Morgan, Inc.	75,600	1,565,676
MPLX LP	10,300	356,586
NuStar GP Holdings LLC	3,600	104,040
Plains All American Pipeline LP	7,500	242,175
Sempra Energy	5,800	583,712
Spectra Energy Corp.	6,000	246,540
Williams Partners LP	4,060	154,402
Total Pipelines		5,597,684
Rail – 0.2%
Union Pacific Corp.	1,200	124,416
Real Estate - Diversified – 1.0%
Vornado Realty Trust	5,610	585,516
Regional Malls – 2.8%
CBL & Associates Properties, Inc.	35,462	407,813
Simon Property Group, Inc.	7,365	1,308,540
Total Regional Malls		1,716,353
Residential – 2.7%
American Campus Communities, Inc.	6,100	303,597
American Homes 4 Rent	18,473	387,564

See Notes to Financial Statements.
2016 Annual Report43

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
AvalonBay Communities, Inc.	3,151	$ 558,200
Essex Property Trust, Inc.	1,663	386,647
Total Residential		1,636,008
Retail – 0.3%
Washington Prime Group, Inc.	13,700	142,617
Self Storage – 0.6%
Life Storage, Inc.	700	59,682
Public Storage	1,300	290,550
Total Self Storage		350,232
Strip Centers – 1.0%
Brixmor Property Group, Inc.	18,453	450,622
DDR Corp.	10,900	166,443
Total Strip Centers		617,065
Telecommunications – 3.0%
American Tower Corp.	17,000	1,796,560
Triple Net Lease – 0.9%
Gramercy Property Trust	30,966	284,268
MGM Growth Properties LLC	9,298	235,332
Total Triple Net Lease		519,600
Water – 1.0%
American Water Works Company, Inc.	8,000	578,880
Total UNITED STATES		26,055,093
Total COMMON STOCKS (Cost $46,102,525)		47,303,134
CONVERTIBLE PREFERRED STOCKS – 0.8%
UNITED STATES – 0.8%
Office – 0.6%
Equity Commonwealth, Series D, 6.50%	14,024	355,509
Triple Net Lease – 0.2%
Lexington Realty Trust, Series C, 6.50%	2,959	147,654
Total UNITED STATES		503,163
Total CONVERTIBLE PREFERRED STOCKS (Cost $512,259)		503,163

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS – 13.3%
CANADA – 0.3%
Basic Industry – 0.2%
HudBay Minerals, Inc. [1]	7.63%	01/15/25	$150	$ 155,907
Energy – 0.1%
Precision Drilling Corp.	6.63	11/15/20	45	45,516
Total CANADA				201,423

See Notes to Financial Statements.
44Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
GREECE – 0.3%
Energy – 0.3%
Dynagas LNG Partners LP	6.25%	10/30/19	$175	$ 167,125
Total GREECE				167,125
LUXEMBOURG – 0.9%
Basic Industry – 0.5%
INEOS Group Holdings SA [1]	5.63	08/01/24	300	297,750
Telecommunications – 0.4%
Intelsat Connect Finance SA [1]	12.50	04/01/22	244	150,060
Intelsat Luxembourg SA	7.75	06/01/21	181	59,277
Total Telecommunications				209,337
Total LUXEMBOURG				507,087
UNITED STATES – 11.8%
Basic Industry – 0.5%
AK Steel Corp.	7.63	05/15/20	100	102,000
Toll Brothers Finance Corp.	4.88	11/15/25	200	196,500
Total Basic Industry				298,500
Energy – 3.1%
Blue Racer Midstream LLC [1]	6.13	11/15/22	175	175,000
Concho Resources, Inc.	5.50	04/01/23	300	310,890
Crestwood Midstream Partners LP	6.25	04/01/23	150	153,000
EP Energy LLC	6.38	06/15/23	200	158,000
Global Partners LP	6.25	07/15/22	150	143,718
MPLX LP	4.88	12/01/24	275	283,166
Range Resources Corp. [1]	5.75	06/01/21	250	261,875
Suburban Propane Partners LP	5.50	06/01/24	150	151,875
Targa Resources Partners LP	5.25	05/01/23	275	277,750
Total Energy				1,915,274
Healthcare – 1.4%
CHS/Community Health Systems, Inc.	6.88	02/01/22	350	243,250
HCA, Inc.	5.25	06/15/26	300	310,125
Quorum Health Corp. [1]	11.63	04/15/23	75	62,813
Tenet Healthcare Corp.	8.13	04/01/22	275	259,462
Total Healthcare				875,650
Media – 0.9%
CCO Holdings LLC	5.75	01/15/24	250	261,250
Mediacom Broadband LLC	6.38	04/01/23	250	262,500
Total Media				523,750
Real Estate – 0.3%
Lamar Media Corp.	5.38	01/15/24	175	181,125
Services – 1.2%
Boyd Gaming Corp. [1]	6.38	04/01/26	200	215,400
MGM Growth Properties Operating Partnership LP [1]	5.63	05/01/24	200	209,500
Terex Corp.	6.00	05/15/21	100	102,250

See Notes to Financial Statements.
2016 Annual Report45

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
United Rentals North America, Inc.	5.75%	11/15/24	$175	$ 183,750
Total Services				710,900
Telecommunications – 2.7%
CenturyLink, Inc.	7.65	03/15/42	225	196,875
Crown Castle International Corp.	5.25	01/15/23	150	161,438
CyrusOne LP	6.38	11/15/22	150	157,875
FairPoint Communications, Inc. [1]	8.75	08/15/19	250	260,937
Frontier Communications Corp.	11.00	09/15/25	175	180,687
Level 3 Financing, Inc.	5.38	05/01/25	200	204,000
Windstream Services LLC	7.50	06/01/22	300	294,000
Zayo Group LLC	6.00	04/01/23	175	182,000
Total Telecommunications				1,637,812
Transportation – 0.5%
Teekay Offshore Partners LP	6.00	07/30/19	125	105,000
Watco Companies LLC [1]	6.38	04/01/23	175	181,125
Total Transportation				286,125
Utility – 1.2%
AES Corp.	4.88	05/15/23	175	172,848
Dynegy, Inc.	6.75	11/01/19	100	101,750
NRG Energy, Inc.	6.25	07/15/22	200	200,500
NRG Yield Operating LLC	5.38	08/15/24	250	251,250
Total Utility				726,348
Total UNITED STATES				7,155,484
Total CORPORATE BONDS (Cost $8,395,918)				8,031,119

	Shares	Value
PREFERRED STOCKS – 3.9%
UNITED STATES – 3.9%
Healthcare – 0.3%
Welltower, Inc., Series J, 6.50%	6,000	$ 150,840
Midstream – 0.2%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	5,000	123,050
Office – 0.8%
CoreSite Realty Corp., Series A, 7.25%	12,161	307,430
Equity Commonwealth, 5.75%	3,900	93,132
Kilroy Realty Corp., Series H, 6.38%	2,642	66,129
Vornado Realty Trust, Series L, 5.40%	2,000	44,900
Total Office		511,591
Other – 0.1%
Digital Realty Trust, Inc., Series G, 5.88%	2,289	54,776
Residential – 0.8%
American Homes 4 Rent, Series A, 5.00%	14,881	410,418

See Notes to Financial Statements.
46Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
PREFERRED STOCKS (continued)
American Homes 4 Rent, Series E, 6.35%	3,600	$ 88,236
Total Residential		498,654
Self Storage – 0.8%
Public Storage, Series D, 4.95%	23,300	493,960
Strip Centers – 0.2%
DDR Corp., Series K, 6.25%	5,632	134,211
Triple Net Lease – 0.7%
Gramercy Property Trust, Series A, 7.13%	11,658	306,605
National Retail Properties, Inc., Series F, 5.20%	4,600	99,268
Total Triple Net Lease		405,873
Total UNITED STATES		2,372,955
Total PREFERRED STOCKS (Cost $2,494,127)		2,372,955

	Interest Rate	Maturity	Principal Amount (000s)	Value
TERM LOANS – 0.9%
AUSTRALIA – 0.2%
FMG Resources August 2006 Property Ltd. [3,4,5]	3.75%	06/28/19	$ 112	$ 112,256
Total AUSTRALIA				112,256
CANADA – 0.3%
MEG Energy Corp. [3,4,5]	3.75	03/31/20	223	216,359
Total CANADA				216,359
UNITED STATES – 0.4%
Casella Waste Systems, Inc. [4,5]	4.00	10/31/23	225	226,829
Total UNITED STATES				226,829
Total TERM LOANS (Cost $516,650)				555,444
Total Investments – 97.0% (Cost $58,021,479)				58,765,815
Other Assets in Excess of Liabilities – 3.0%				1,793,453
TOTAL NET ASSETS – 100.0%				$ 60,559,268

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the total value of all such securities was $2,690,540 or 4.4% of net assets.
2	— Non-income producing security.
3	— Payment in kind security.
4	— Private Placement.
5	— Variable rate security – Interest rate shown is the rate in effect as of December 31, 2016.

See Notes to Financial Statements.
2016 Annual Report47

BROOKFIELD INVESTMENT FUNDS
Statements of Assets and Liabilities
December 31, 2016

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Assets:
Investments in securities, at value (Note 2)	$251,176,834	$1,435,798,453	$45,095,265	$58,765,815
Cash	6,847	23,024,275	2,443,867	1,674,030
Dividends and interest receivable	956,184	6,654,588	305,250	309,983
Receivable for investments sold	2,152,851	5,416,100	14,078	50,164
Receivable for fund shares sold	446	25,855,407	21,746	—
Prepaid expenses	33,826	19,075	38,253	32,091
Total assets	254,326,988	1,496,767,898	47,918,459	60,832,083
Liabilities:
Payable for investments purchased	—	26,864,653	1,048,736	186,521
Payable for fund shares purchased	287,373	4,608,979	—	—
Payable for credit facility	1,275,000	—	—	—
Distribution fee payable	233,017	34,695	3,948	28
Investment advisory fee payable, net (Note 3)	174,776	830,674	2,384	—
Administration fee payable, net (Note 3)	34,804	178,169	5,813	3,421
Trustees' fee payable	5,616	15,733	2,824	3,001
Accrued expenses	110,226	263,240	57,714	79,844
Total liabilities	2,120,812	32,796,143	1,121,419	272,815
Commitments and contingencies (Note 9)
Net Assets	$252,206,176	$1,463,971,755	$46,797,040	$60,559,268
Composition of Net Assets:
Paid-in capital (Note 6)	$268,528,039	$1,503,679,974	$46,082,707	$65,897,327
Distributions in excess of net investment income	(5,340,811)	(9,439,297)	—	(276,231)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(48,443,370)	(14,619,542)	(311,210)	(5,805,920)
Net unrealized appreciation (depreciation) on investments, swap contracts and foreign currency	37,462,318	(15,649,380)	1,025,543	744,092
Net assets applicable to capital shares outstanding	$252,206,176	$1,463,971,755	$46,797,040	$60,559,268
Total investments at cost	$213,697,917	$1,451,425,119	$44,069,722	$58,021,479
Net Assets
Class A Shares — Net Assets	$ 20,005,611	$ 14,952,770	$ 90,148	$ 947
Shares outstanding	1,671,507	1,186,076	8,682	107
Net asset value and redemption price per share	$ 11.97	$ 12.61	$ 10.38	$ 8.88*
Offering price per share based on a maximum sales charge of 4.75%	$ 12.57	$ 13.24	$ 10.90	$ 9.32
Class C Shares — Net Assets	$ 13,935,362	$ 6,919,323	$ 546,249	$ 935
Shares outstanding	1,177,982	551,442	52,738	105
Net asset value and redemption price per share	$ 11.83	$ 12.55	$ 10.36	$ 8.89*
Class Y Shares — Net Assets	$ 62,514,779	$1,060,627,486	$ 748,559	$ 4,675,093
Shares outstanding	5,212,036	83,987,229	72,370	529,455
Net asset value and redemption price per share	$ 11.99	$ 12.63	$ 10.34	$ 8.83
Class I Shares — Net Assets	$155,750,424	$ 381,472,176	$45,412,084	$55,882,293
Shares outstanding	12,978,415	30,234,366	4,399,172	6,337,712
Net asset value and redemption price per share	$ 12.00	$ 12.62	$ 10.32	$ 8.82

*	Net asset value does not calculate due to fractional shares outstanding.

See Notes to Financial Statements.
48Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Statements of Operations
For the Year Ended December 31, 2016

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Investment Income:
Dividends (net of foreign withholding tax of $658,208, $1,326,588, $0 and $59,989)	$ 8,354,505	$37,873,256	$1,275,664	$ 1,176,879
Interest	—	—	—	782,644
Total investment income	8,354,505	37,873,256	1,275,664	1,959,523
Expenses:
Investment advisory fees (Note 3)	2,926,100	9,861,497	368,054	490,296
Administration fees (Note 3)	516,371	1,972,300	73,611	86,523
Distribution fees — Class A	62,073	49,820	228	4
Distribution fees — Class C	158,841	72,814	4,460	9
Fund accounting fees	124,506	230,078	63,952	94,956
Transfer agent fees	96,087	269,994	53,713	55,683
Custodian fees	78,400	181,603	11,581	88,115
Registration fees	77,316	139,126	64,483	68,140
Trustees' fees	58,204	173,017	23,801	24,728
Audit and tax services	49,818	47,460	40,090	47,674
Insurance	38,891	81,563	2,821	4,837
Legal fees	34,893	117,523	15,324	15,963
Reports to shareholders	20,350	287,156	5,431	5,211
Miscellaneous	15,231	37,644	7,658	8,214
Interest expense	6,093	397	—	—
Total operating expenses	4,263,174	13,521,992	735,207	990,353
Less expenses reimbursed by the investment adviser (Note 3)	(255,544)	(908,130)	(264,318)	(355,840)
Net expenses	4,007,630	12,613,862	470,889	634,513
Net investment income	4,346,875	25,259,394	804,775	1,325,010
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Currency Translations:
Net realized gain (loss) on:
Investments	(8,419,263)	49,756,648	2,383,574	(2,279,222)
Swap contracts	—	—	—	(2,398)
Foreign currency transactions	(122,806)	(539,678)	—	(19,531)
Net realized gain (loss)	(8,542,069)	49,216,970	2,383,574	(2,301,151)
Net change in unrealized appreciation (depreciation) on:
Investments	41,459,821	6,522,507	565,222	6,916,600
Swap contracts	—	—	—	(22,148)
Foreign currency translations	23,534	(16,347)	—	(193)
Net change in unrealized appreciation (depreciation)	41,483,355	6,506,160	565,222	6,894,259
Net realized and unrealized gain	32,941,286	55,723,130	2,948,796	4,593,108
Net increase in net assets resulting from operations	$37,288,161	$80,982,524	$3,753,571	$ 5,918,118

See Notes to Financial Statements.
2016 Annual Report49

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 4,346,875	$ 6,444,066	$ 25,259,394	$ 15,078,929
Net realized gain (loss) on investments, and foreign currency transactions	(8,542,069)	(45,041,288)	49,216,970	7,006,397
Net unrealized appreciation (depreciation) on investments and foreign currency translations	41,483,355	(56,658,885)	6,506,160	(38,204,301)
Net increase (decrease) in net assets resulting from operations	37,288,161	(95,256,107)	80,982,524	(16,118,975)
Distributions to Shareholders:
From net investment income:
Class A shares	(365,323)	(367,588)	(673,700)	(799,347)
Class C shares	(196,207)	(135,522)	(201,059)	(158,625)
Class Y shares	(1,319,060)	(986,233)	(33,139,091)	(16,903,504)
Class I shares	(3,484,368)	(1,825,491)	(15,178,517)	(11,310,399)
From net realized gain on investments:
Class A shares	—	—	(342,999)	(154,127)
Class C shares	—	—	(160,290)	(36,578)
Class Y shares	—	—	(22,344,289)	(3,914,857)
Class I shares	—	—	(9,163,040)	(1,992,357)
From return of capital:
Class A shares	(534,766)	(1,394,631)	(21,199)	(40,462)
Class C shares	(287,210)	(514,169)	(6,327)	(8,029)
Class Y shares	(1,930,857)	(3,741,764)	(1,042,786)	(855,626)
Class I shares	(5,100,464)	(6,925,909)	(477,622)	(572,512)
Total distributions paid	(13,218,255)	(15,891,307)	(82,750,919)	(36,746,423)
Capital Share Transactions (Note 6):
Subscriptions	75,793,676	233,127,321	582,722,316	1,063,318,099
Reinvestment of distributions	12,417,373	14,514,467	72,415,018	33,146,395
Redemptions	(174,590,212)	(301,750,801)	(395,728,822)	(180,624,269)
Redemption fees[1]	13,485	100,639	33,297	115,394
Net increase (decrease) in capital share transactions	(86,365,678)	(54,008,374)	259,441,809	915,955,619
Total increase (decrease) in net assets	(62,295,772)	(165,155,788)	257,673,414	863,090,221
Net Assets:
Beginning of year	314,501,948	479,657,736	1,206,298,341	343,208,120
End of year	$ 252,206,176	$ 314,501,948	$1,463,971,755	$1,206,298,341
Distributions in excess of net investment income	$ (5,340,810)	$ (2,943,889)	$ (9,439,297)	$ (8,030,429)

[1]	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
50Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Real Estate Fund		Real Assets Securities Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 804,775	$ 1,009,506	$ 1,325,010	$ 1,266,969
Net realized gain (loss) on investments, swap contracts, and foreign currency transactions	2,383,574	2,296,691	(2,301,151)	(4,377,660)
Net unrealized appreciation (depreciation) on investments, swap contracts, and foreign currency translations	565,222	(3,266,746)	6,894,259	(5,549,645)
Net increase (decrease) in net assets resulting from operations	3,753,571	39,451	5,918,118	(8,660,336)
Distributions to Shareholders:
From net investment income:
Class A shares	(2,743)	(2,245)	(23)	(18)
Class C shares	(10,092)	(2,253)	(19)	(13)
Class Y shares	(15,980)	(9,675)	(105,696)	(47,947)
Class I shares	(1,416,910)	(1,480,494)	(1,513,666)	(1,265,129)
From net realized gain on investments:
Class A shares	(3,672)	(345)	—	—
Class C shares	(23,273)	(6,805)	—	—
Class Y shares	(38,759)	(11,769)	—	—
Class I shares	(2,360,667)	(2,131,368)	—	—
From return of capital:
Class A shares	(46)	—	(11)	(5)
Class C shares	(170)	—	(9)	(4)
Class Y shares	(270)	—	(48,963)	(14,845)
Class I shares	(23,934)	—	(701,198)	(391,700)
Total distributions paid	(3,896,516)	(3,644,954)	(2,369,585)	(1,719,661)
Capital Share Transactions (Note 6):
Subscriptions	917,530	19,799,907	2,526,247	40,035,423
Reinvestment of distributions	3,820,578	3,644,954	2,229,810	1,618,018
Redemptions	(10,319,230)	(337,974)	(210,514)	(3,156,246)
Redemption fees[1]	—	1,128	—	—
Net increase (decrease) in capital share transactions	(5,581,122)	23,108,015	4,545,543	38,497,195
Total increase (decrease) in net assets	(5,724,067)	19,502,512	8,094,076	28,117,198
Net Assets:
Beginning of year	52,521,107	33,018,595	52,465,192	24,347,994
End of year	$ 46,797,040	$52,521,107	$60,559,268	$52,465,192
Undistributed (distributions in excess of) net investment income	$ (276,231)	$ —	$ 410,915	$ (92,414)

[1]	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
2016 Annual Report51

Brookfield Global Listed Infrastructure Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(2)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fee(6)	Net asset value, end of period	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2016	$11.06	0.12	1.25	1.37	(0.19)	—	(0.27)	(0.46)	0.00 (3)	$11.97	12.38%	$ 20,006	1.43%	1.35%	1.05%	0.97%	100%
December 31, 2015	$14.15	0.15	(2.83)	(2.68)	(0.10)	—	(0.31)	(0.41)	0.00 (3)	$11.06	-19.28%	$ 31,989	1.41%	1.35%	1.13%	1.07%	98%
December 31, 2014	$13.91	0.15	0.88	1.03	(0.22)	(0.57)	—	(0.79)	0.00 (3)	$14.15	7.27%	$ 74,164	1.44%	1.35%	1.01%	0.92%	85%
December 31, 2013	$11.61	0.17	2.46	2.63	(0.22)	(0.11)	—	(0.33)	0.00 (3)	$13.91	22.86%	$104,349	1.51%	1.35%	1.30%	1.14%	64%
December 31, 2012	$10.15	0.21	1.50	1.71	(0.11)	(0.14)	—	(0.25)	0.00 (3)	$11.61	16.87%	$ 16,547	2.16%	1.42%	1.85%	1.11%	88%
Class C:
December 31, 2016	$10.93	0.04	1.23	1.27	(0.15)	—	(0.22)	(0.37)	—	$11.83	11.60%	$ 13,935	2.18%	2.10%	0.32%	0.24%	100%
December 31, 2015	$13.98	0.05	(2.79)	(2.74)	(0.08)	—	(0.23)	(0.31)	0.00 (3)	$10.93	-19.91%	$ 18,026	2.16%	2.10%	0.41%	0.35%	98%
December 31, 2014	$13.80	0.04	0.86	0.90	(0.15)	(0.57)	—	(0.72)	0.00 (3)	$13.98	6.41%	$ 33,470	2.19%	2.10%	0.24%	0.15%	85%
December 31, 2013	$11.57	0.08	2.43	2.51	(0.17)	(0.11)	—	(0.28)	0.00 (3)	$13.80	21.85%	$ 15,378	2.26%	2.10%	0.58%	0.42%	64%
December 31, 2012(1)	$11.02	0.10	0.69	0.79	(0.10)	(0.14)	—	(0.24)	—	$11.57	7.19% (4)	$ 829	2.63% (5)	2.13% (5)	1.67% (5)	0.17% (5)	88% (4)
Class Y:
December 31, 2016	$11.08	0.16	1.24	1.40	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$11.99	12.64%	$ 62,515	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.18	0.18	(2.84)	(2.66)	(0.12)	—	(0.33)	(0.45)	0.01	$11.08	-19.01%	$ 77,826	1.16%	1.10%	1.37%	1.31%	98%
December 31, 2014	$13.93	0.19	0.88	1.07	(0.25)	(0.57)	—	(0.82)	0.00 (3)	$14.18	7.54%	$199,436	1.19%	1.10%	1.22%	1.13%	85%
December 31, 2013	$11.62	0.19	2.47	2.66	(0.24)	(0.11)	—	(0.35)	0.00 (3)	$13.93	23.11%	$ 76,014	1.26%	1.10%	1.49%	1.33%	64%
December 31, 2012	$10.15	0.24	1.49	1.73	(0.12)	(0.14)	—	(0.26)	—	$11.62	17.06%	$ 20,300	1.67%	1.13%	2.86%	2.32%	88%
Class I:
December 31, 2016	$11.08	0.16	1.25	1.41	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$12.00	12.74%	$155,750	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.19	0.20	(2.86)	(2.66)	(0.07)	—	(0.38)	(0.45)	0.00 (3)	$11.08	-19.06%	$186,661	1.16%	1.10%	1.56%	1.50%	98%
December 31, 2014	$13.94	0.18	0.89	1.07	(0.25)	(0.57)	—	(0.82)	0.00 (3)	$14.19	7.53%	$172,587	1.19%	1.10%	1.21%	1.12%	85%
December 31, 2013	$11.63	0.19	2.47	2.66	(0.24)	(0.11)	—	(0.35)	0.00 (3)	$13.94	23.09%	$185,085	1.26%	1.10%	1.49%	1.33%	64%
December 31, 2012	$10.15	0.24	1.50	1.74	(0.12)	(0.14)	—	(0.26)	—	$11.63	17.16%	$ 83,088	1.78%	1.17%	2.06%	1.45%	88%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Class C was incepted on May 1, 2012.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	Rounds to less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Redemption fee was eliminated effective September 1, 2016.

See Notes to Financial Statements.
52Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(2)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fee(6)	Net asset value, end of period	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2016	$12.61	0.22	0.53	0.75	(0.45)	(0.29)	(0.01)	(0.75)	0.00 (3)	$12.61	6.00%	$ 14,953	1.27%	1.20%	1.68%	1.61%	88%
December 31, 2015	$13.30	0.23	(0.43)	(0.20)	(0.40)	(0.07)	(0.02)	(0.49)	0.00 (3)	$12.61	-1.55%	$ 30,280	1.31%	1.20%	1.75%	1.64%	60%
December 31, 2014	$11.85	0.35	1.92	2.27	(0.47)	(0.35)	0.00	(0.82)	0.00 (3)	$13.30	19.25%	$ 5,812	1.41%	1.20%	2.64%	2.43%	108%
December 31, 2013	$11.99	0.21	0.38	0.59	(0.25)	(0.48)	0.00	(0.73)	0.00 (3)	$11.85	4.99%	$ 4,942	1.66%	1.20%	1.69%	1.23%	147%
December 31, 2012(1)	$11.57	0.14	1.50	1.64	(0.55)	(0.67)	0.00	(1.22)	—	$11.99	14.89% (4)	$ 639	2.54% (5)	1.23% (5)	2.08% (5)	0.77 (5)%	106% (4)
Class C:
December 31, 2016	$12.55	0.12	0.54	0.66	(0.36)	(0.29)	(0.01)	(0.66)	0.00 (3)	$12.55	5.26%	$ 6,919	2.02%	1.95%	0.90%	0.83%	88%
December 31, 2015	$13.24	0.12	(0.43)	(0.31)	(0.30)	(0.07)	(0.02)	(0.39)	0.01	$12.55	-2.31%	$ 7,050	2.06%	1.95%	0.90%	0.79%	60%
December 31, 2014	$11.83	0.31	1.85	2.16	(0.40)	(0.35)	0.00	(0.75)	—	$13.24	18.27%	$ 4,188	2.16%	1.95%	2.31%	2.10%	108%
December 31, 2013	$12.00	0.11	0.39	0.50	(0.19)	(0.48)	0.00	(0.67)	—	$11.83	4.18%	$ 833	2.41%	1.95%	0.91%	0.45%	147%
December 31, 2012(1)	$11.57	0.07	1.52	1.59	(0.49)	(0.67)	0.00	(1.16)	—	$12.00	14.39% (4)	$ 67	3.55% (5)	2.04% (5)	1.29% (5)	(0.22) (5)%	106% (4)
Class Y:
December 31, 2016	$12.63	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.63	6.27%	$1,060,627	1.02%	0.95%	1.94%	1.87%	88%
December 31, 2015	$13.32	0.28	(0.45)	(0.17)	(0.42)	(0.07)	(0.03)	(0.52)	0.00 (3)	$12.63	-1.33%	$ 779,226	1.06%	0.95%	2.11%	2.00%	60%
December 31, 2014	$11.87	0.41	1.90	2.31	(0.51)	(0.35)	0.00	(0.86)	0.00 (3)	$13.32	19.51%	$ 120,367	1.16%	0.95%	3.09%	2.88%	108%
December 31, 2013	$12.01	0.25	0.37	0.62	(0.28)	(0.48)	0.00	(0.76)	0.00 (3)	$11.87	5.20%	$ 51,694	1.41%	0.95%	1.98%	1.52%	147%
December 31, 2012	$10.02	0.22	3.00	3.22	(0.56)	(0.67)	0.00	(1.23)	—	$12.01	32.93%	$ 9,101	3.24%	1.11%	3.64%	1.51%	106%
Class I:
December 31, 2016	$12.62	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.62	6.27%	$ 381,472	1.02%	0.95%	1.91%	1.84%	88%
December 31, 2015	$13.32	0.25	(0.43)	(0.18)	(0.43)	(0.07)	(0.02)	(0.52)	0.00 (3)	$12.62	-1.40%	$ 389,743	1.06%	0.95%	1.88%	1.77%	60%
December 31, 2014	$11.86	0.36	1.96	2.32	(0.51)	(0.35)	0.00	(0.86)	0.00 (3)	$13.32	19.61%	$ 212,842	1.16%	0.95%	2.69%	2.48%	108%
December 31, 2013	$12.00	0.23	0.39	0.62	(0.28)	(0.48)	0.00	(0.76)	0.00 (3)	$11.86	5.20%	$ 69,846	1.41%	0.95%	1.86%	1.40%	147%
December 31, 2012	$10.02	0.21	3.00	3.21	(0.56)	(0.67)	0.00	(1.23)	—	$12.00	32.83%	$ 27,926	2.65%	1.05%	1.81%	0.21%	106%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Classes A and C were incepted on May 1, 2012.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	Rounds to less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Redemption fee was eliminated effective September 1, 2016.

See Notes to Financial Statements.
2016 Annual Report53

Brookfield U.S. Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(3)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fees(7)	Net asset value, end of period	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2016	$10.47	0.15	0.64	0.79	(0.30)	(0.57)	(0.01)	(0.88)	—	$10.38	7.63%	$ 90	1.74%	1.20%	1.43%	0.89%	111%
December 31, 2015	$11.77	0.27	(0.87)	(0.60)	(0.29)	(0.45)	—	(0.74)	0.04	$10.47	-4.69%	$ 85	1.78%	1.20%	2.33%	1.75%	78%
December 31, 2014	$10.11	0.68	2.22	2.90	(0.36)	(0.88)	—	(1.24)	—	$11.77	28.66%	$ 123	2.40%	1.20%	5.61%	4.41%	86%
December 31, 2013(1)	$10.00	0.04	0.12	0.16	(0.05)	—	—	(0.05)	—	$10.11	1.62% (4)	$ 1	3.82% (2),(5)	0.80% (2),(5)	8.17% (2),(5)	5.15% (2),(5)	4% (4)
Class C:
December 31, 2016	$10.47	0.08	0.63	0.71	(0.25)	(0.57)	(0.00) (6)	(0.82)	—	$10.36	6.87%	$ 546	2.49%	1.95%	0.71%	0.17%	111%
December 31, 2015	$11.77	0.17	(0.80)	(0.63)	(0.22)	(0.45)	—	(0.67)	—	$10.47	-5.18%	$ 360	2.53%	1.95%	1.58%	1.00%	78%
December 31, 2014	$10.11	0.26	2.56	2.82	(0.28)	(0.88)	—	(1.16)	—	$11.77	27.78%	$ 1	3.15%	1.95%	2.27%	1.07%	86%
December 31, 2013(1)	$10.00	0.04	0.12	0.16	(0.05)	—	—	(0.05)	—	$10.11	1.58% (4)	$ 1	4.54% (2),(5)	1.52% (2),(5)	7.45% (2),(5)	4.43% (2),(5)	4% (4)
Class Y:
December 31, 2016	$10.42	0.19	0.63	0.82	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.34	7.95%	$ 749	1.49%	0.95%	1.81%	1.27%	111%
December 31, 2015	$11.77	0.29	(0.83)	(0.54)	(0.38)	(0.45)	—	(0.83)	0.02	$10.42	-4.30%	$ 284	1.53%	0.95%	2.58%	2.00%	78%
December 31, 2014	$10.11	0.83	2.10	2.93	(0.39)	(0.88)	—	(1.27)	—	$11.77	28.98%	$ 118	2.15%	0.95%	6.78%	5.58%	86%
December 31, 2013(1)	$10.00	0.04	0.12	0.16	(0.05)	—	—	(0.05)	—	$10.11	1.64%	$ 1	3.46% (2),(5)	0.44% (2),(5)	8.54% (2),(5)	5.52% (2),(5)	4% (4)
Class I:
December 31, 2016	$10.41	0.18	0.63	0.81	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.32	7.86%	$45,412	1.49%	0.95%	1.65%	1.11%	111%
December 31, 2015	$11.77	0.29	(0.82)	(0.53)	(0.38)	(0.45)	—	(0.83)	0.00 (6)	$10.41	-4.38%	$51,792	1.53%	0.95%	2.58%	2.00%	78%
December 31, 2014	$10.11	0.38	2.55	2.93	(0.39)	(0.88)	—	(1.27)	—	$11.77	28.98%	$32,776	2.15%	0.95%	3.30%	2.10%	86%
December 31, 2013(1)	$10.00	0.04	0.12	0.16	(0.05)	—	—	(0.05)	—	$10.11	1.64% (4)	$25,408	3.59% (2),(5)	0.61% (2),(5)	7.58% (2),(5)	4.60% (2),(5)	4% (4)

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Classes A, C, Y and I were incepted on December 11, 2013.
(2)	Organization costs were not annualized in the calculation of the income and expense ratios. If these expenses were annualized, the gross and net expense ratios would have been 4.16% and 1.20% for Class A, 4.89% and 1.95% for Class C, 3.80% and 0.95% for Class Y and 3.93% and 0.95% for Class I, respectively.
(3)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(4)	Not annualized.
(5)	Annualized.
(6)	Rounds to less than $0.005.
(7)	Redemption fee was eliminated effective September 1, 2016.

See Notes to Financial Statements.
54Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(2)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fee(5)	Net asset value, end of period	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2016	$ 8.28	0.18	0.74	0.92	(0.22)	—	(0.10)	(0.32)	—	$8.88	11.04%	$ 1	1.97%	1.35%	2.02%	1.40%	119%
December 31, 2015	$ 9.72	0.19	(1.40)	(1.21)	(0.18)	—	(0.05)	(0.23)	—	$8.28	-12.58%	$ 1	2.12%	1.35%	2.07%	1.30%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.02)	—	—	(0.02)	—	$9.72	-2.55% (3)	$ 1	3.56% (4)	1.35% (4)	2.33% (4)	0.12% (4)	7% (3)
Class C:
December 31, 2016	$ 8.29	0.16	0.71	0.87	(0.18)	—	(0.09)	(0.27)	—	$8.89	10.49%	$ 1	2.72%	2.10%	1.28%	0.66%	119%
December 31, 2015	$ 9.72	0.12	(1.38)	(1.26)	(0.13)	—	(0.04)	(0.17)	—	$8.29	-13.08%	$ 1	2.87%	2.10%	1.33%	0.56%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.02)	—	—	(0.02)	—	$9.72	-2.63% (3)	$ 1	4.31% (4)	2.10% (4)	2.25% (4)	0.04% (4)	7% (3)
Class Y:
December 31, 2016	$ 8.27	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.83	11.14%	$ 4,675	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$ 9.72	0.24	(1.42)	(1.18)	(0.18)	—	(0.09)	(0.27)	—	$8.27	-12.32%	$ 2,058	1.87%	1.10%	2.58%	1.81%	76%
December 31, 2014(1)	$10.00	0.03	(0.28)	(0.25)	(0.03)	—	—	(0.03)	—	$9.72	-2.51% (3)	$ 1	3.31% (4)	1.10% (4)	2.36% (4)	0.15% (4)	7% (3)
Class I:
December 31, 2016	$ 8.26	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.82	11.15%	$55,882	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$ 9.71	0.22	(1.40)	(1.18)	(0.20)	—	(0.07)	(0.27)	—	$8.26	-12.33%	$50,405	1.87%	1.10%	2.41%	1.64%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.03)	—	—	(0.03)	—	$9.71	-2.61% (3)	$24,345	3.31% (4)	1.10% (4)	2.31% (4)	0.10% (4)	7% (3)

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Classes A, C, Y and I were incepted on November 19, 2014.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	Not annualized.
(4)	Annualized.
(5)	Redemption fee was eliminated effective September 1, 2016.

See Notes to Financial Statements.
2016 Annual Report55

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements
December 31, 2016

1.Organization
Brookfield Investment Funds (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of five series portfolios: the Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), the Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), the Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”), the Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”) and the Brookfield Real Assets Debt Fund (each, a “Fund,” and collectively, the “Funds”). The Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund are each a diversified open-end management investment company and the U.S. Real Estate Fund is a non-diversified open-end management investment company. The Brookfield Real Assets Debt Fund is not currently available for purchase.
Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.
Brookfield Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.
The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of each Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in each Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that each Fund could purchase or sell a portfolio security at the price used to calculate each Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
Each Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that
2016 Annual Report57

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

Infrastructure Fund
The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 9,761,430	$ —	$ 9,761,430
Brazil	3,809,431	—	—	3,809,431
Canada	32,502,061	—	—	32,502,061
China	—	1,275,601	—	1,275,601
Denmark	—	1,267,189	—	1,267,189
France	—	7,149,379	—	7,149,379
Germany	2,328,123	—	—	2,328,123
Hong Kong	—	2,754,303	—	2,754,303
Italy	1,014,096	10,605,252	—	11,619,348
Japan	—	3,467,311	—	3,467,311
Mexico	3,137,416	—	—	3,137,416
New Zealand	—	2,999,815	—	2,999,815
Spain	—	10,166,490	—	10,166,490
Switzerland	—	3,527,320	—	3,527,320
United Arab Emirates	—	1,311,814	—	1,311,814
United Kingdom	—	25,098,755	—	25,098,755
United States	129,001,048	—	—	129,001,048
Total	$ 171,792,175	$ 79,384,659	$ —	$ 251,176,834
For further information regarding security characteristics, see the Schedule of Investments.
Level 2 securities are fair valued using a factor as a result of market movements following the close of local trading. During the year ended December 31, 2016, there was a transfer from Level 2 to Level 1 of $3,849,720, which represents a security that was previously fair valued by the Adviser's Valuation Committee and is currently priced using the market close price. There were no additional transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2016, the Infrastructure Fund did not invest in any Level 3 securities.
2016 Annual Report59

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

Global Real Estate Fund
The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 78,796,788	$ —	$ 78,796,788
China	—	13,876,210	—	13,876,210
France	—	41,159,907	—	41,159,907
Germany	—	95,746,369	—	95,746,369
Hong Kong	—	133,724,772	—	133,724,772
Japan	—	93,939,921	—	93,939,921
Singapore	—	63,867,717	—	63,867,717
United Kingdom	—	168,129,819	—	168,129,819
United States	746,556,950	—	—	746,556,950
Total	$ 746,556,950	$ 689,241,503	$ —	$1,435,798,453
For further information regarding security characteristics, see the Schedule of Investments.
Level 2 securities are fair valued using a factor as a result of market movements following the close of local trading. During the year ended December 31, 2016, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2016, the Global Real Estate Fund did not invest in any Level 3 securities.
U.S. Real Estate Fund
The following table summarizes the U.S. Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 45,095,265	$ —	$ —	$ 45,095,265
Total	$ 45,095,265	$ —	$ —	$ 45,095,265
For further information regarding security characteristics, see the Schedule of Investments.
During the year ended December 31, 2016, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2016, the U.S. Real Estate Fund did not invest in Level 2 or Level 3 securities.
60Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

Real Assets Securities Fund
The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 1,933,248	$ —	$ 1,933,248
Brazil	386,086	—	—	386,086
Canada	3,661,698	—	—	3,661,698
China	—	276,839	—	276,839
Denmark	—	109,697	—	109,697
France	—	1,188,382	—	1,188,382
Germany	250,186	1,239,255	—	1,489,441
Hong Kong	—	1,888,554	—	1,888,554
Italy	94,330	1,244,238	—	1,338,568
Japan	—	1,631,213	—	1,631,213
Mexico	259,215	—	—	259,215
New Zealand	—	293,649	—	293,649
Singapore	—	792,651	—	792,651
Spain	—	961,377	—	961,377
Switzerland	—	361,349	—	361,349
United Arab Emirates	—	82,317	—	82,317
United Kingdom	—	4,593,757	—	4,593,757
United States	26,055,093	—	—	26,055,093
Total Common Stocks	30,706,608	16,596,526	—	47,303,134
Convertible Preferred Stocks:
United States	503,163	—	—	503,163
Corporate Bonds:
Canada	—	201,423	—	201,423
Greece	—	167,125	—	167,125
Luxembourg	—	507,087	—	507,087
United States	—	7,155,484	—	7,155,484
Total Corporate Bonds	—	8,031,119	—	8,031,119
Preferred Stocks:
United States	2,066,350	306,605	—	2,372,955
Term Loans:
Australia	—	112,256	—	112,256
Canada	—	216,359	—	216,359
United States	—	226,829	—	226,829
Total Term Loans	—	555,444	—	555,444
Total	$ 33,276,121	$ 25,489,694	$ —	$ 58,765,815
For further information regarding security characteristics, see the Schedule of Investments.
Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the year ended December 31, 2016, there was a transfer from Level 2 to Level 1 of $76,862, which represents a security that was previously fair valued by the Adviser's Valuation Committee and is currently priced using the market close price. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2016, the Real Assets Securities Fund did not invest in any Level 3 securities.
2016 Annual Report61

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain/(loss) on statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT's ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2016, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2016, open taxable periods consisted of the taxable years ended December 31, 2014 through December 31, 2016 for the Infrastructure Fund, Global Real Estate Fund and U.S. Real Estate Fund and the period November 19, 2014 (commencement of operations) through December 31, 2016 for the Real Assets Securities Fund. No examination of the Funds’ tax returns is currently in progress.
Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of
62Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2016, the FASB issued ASU 2016-15 Classification of Certain Cash Receipts and Cash Payments which amends ASC 230 Statement of Cash Flows to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
3.Investment Advisory Agreements and Related Party Transactions
The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
Pursuant to operating expense limitation agreements (the “Expense Limitation Agreements”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented below, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business). The Expense Limitation Agreements will continue until at least May 1, 2017 and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, the Adviser retains the right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the three year period following any waiver or reimbursement, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed below.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund’s average daily net assets:
	Annual Advisory Fee Rate	Annual Expense Cap from July 1, 2012	Annual Expense Cap through June 30, 2012
Infrastructure Fund
Class A	0.85%	1.35%	1.60%
Class C	0.85%	2.10%	2.35%
Class Y	0.85%	1.10%	1.35%
Class I	0.85%	1.10%	1.35%
Global Real Estate Fund
Class A	0.75%	1.20%	1.50%
Class C	0.75%	1.95%	2.25%
Class Y	0.75%	0.95%	1.25%
Class I	0.75%	0.95%	1.25%
U.S. Real Estate Fund
Class A	0.75%	1.20% [1]	N/A
Class C	0.75%	1.95% [1]	N/A
Class Y	0.75%	0.95% [1]	N/A
Class I	0.75%	0.95% [1]	N/A
Real Assets Securities Fund
Class A	0.85%	1.35% [2]	N/A
Class C	0.85%	2.10% [2]	N/A
Class Y	0.85%	1.10% [2]	N/A
Class I	0.85%	1.10% [2]	N/A

1 Annual Expense Cap was effective December 11, 2013 (commencement of operations).
2 Annual Expense Cap was effective November 19, 2014 (commencement of operations).
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped are listed in the table below:
Fund	December 31, 2017	December 31, 2018	December 31, 2019
Infrastructure Fund	$423,903	$260,292	$255,544
Global Real Estate Fund	399,082	874,307	908,130
U.S. Real Estate Fund	352,858	227,118	264,318
Real Assets Securities Fund	60,940	405,998	355,840
For the year ended December 31, 2016, the Adviser did not recoup any expenses.
Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

4.Purchases and Sales of Investments
Purchases and sales of investments, excluding U.S. Government securities, for the year ended December 31, 2016 were as follows:
Fund	Purchases	Sales
Infrastructure Fund	$ 335,475,107	$ 422,686,416
Global Real Estate Fund	1,346,605,924	1,141,295,304
U.S. Real Estate Fund	53,835,169	61,557,584
Real Assets Securities Fund	70,337,289	64,457,881
During the year ended December 31, 2016, there were no transactions in U.S. Government securities.
5.Derivative Financial Instruments
Swap Contracts:
Each Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.
Because a Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
The following table sets forth the effect of derivative instruments for the Real Assets Securities Fund on the Statement of Operations for the year ended December 31, 2016:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Depreciation
Swap contracts (commodity related)	Swap contracts	$(2,398)	$(22,148)
The Funds did not have any Swap contracts outstanding as of December 31, 2016.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
2016 Annual Report65

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	Infrastructure Fund
	2016 [1]		2015 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	175,795	$ 2,091,020	663,401	$ 8,834,220
Reinvestment of distributions	58,627	708,153	113,717	1,432,424
Redemptions	(1,456,477)	(16,809,810)	(3,125,343)	(38,660,358)
Redemption fees	—	2,450	—	2,828
Net Decrease	(1,222,055)	$(14,008,187)	(2,348,225)	$(28,390,886)

	Infrastructure Fund
	2016 [1]		2015 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	69,035	$ 798,295	345,999	$ 4,571,290
Reinvestment of distributions	29,124	348,570	36,448	451,151
Redemptions	(568,921)	(6,471,254)	(1,127,206)	(13,883,057)
Redemption fees	—	—	—	264
Net Decrease	(470,762)	$(5,324,389)	(744,759)	$ (8,860,352)

	Infrastructure Fund
	2016 [1]		2015 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	1,876,326	$ 21,515,072	4,363,711	$ 58,280,556
Reinvestment of distributions	240,410	2,926,378	315,984	3,947,985
Redemptions	(3,929,257)	(46,442,803)	(11,722,600)	(149,543,936)
Redemption fees	—	2,203	—	97,244
Net Decrease	(1,812,521)	$(21,999,150)	(7,042,905)	$ (87,218,151)

	Infrastructure Fund
	2016 [1]		2015 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	4,441,289	$ 51,389,289	12,157,549	$161,441,255
Reinvestment of distributions	691,552	8,434,272	697,665	8,682,907
Redemptions	(8,997,332)	(104,866,345)	(8,174,651)	(99,663,450)
Redemption fees	—	8,832	—	303
Net Increase (Decrease)	(3,864,491)	$ (45,033,952)	4,680,563	$ 70,461,015

66Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

	Global Real Estate Fund
	2016 [1]		2015 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	332,590	$ 4,537,562	2,216,238	$29,961,484
Reinvestment of distributions	59,594	764,017	42,828	544,872
Redemptions	(1,608,042)	(20,540,471)	(294,060)	(3,843,243)
Redemption fees	—	3,439	—	4,969
Net Increase (Decrease)	(1,215,858)	$(15,235,453)	1,965,006	$26,668,082

	Global Real Estate Fund
	2016 [1]		2015 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	195,677	$ 2,562,900	356,920	$ 4,799,953
Reinvestment of distributions	17,829	227,637	10,219	129,531
Redemptions	(223,614)	(2,875,751)	(121,762)	(1,578,523)
Redemption fees	—	526	—	2,683
Net Increase (Decrease)	(10,108)	$ (84,688)	245,377	$ 3,353,644

	Global Real Estate Fund
	2016 [1]		2015 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	40,327,550	$ 519,177,885	60,121,252	$ 784,004,762
Reinvestment of distributions	3,901,094	50,073,482	1,616,019	20,369,419
Redemptions	(21,939,590)	(286,392,703)	(9,072,389)	(118,220,864)
Redemption fees	—	23,766	—	93,022
Net Increase	22,289,054	$ 282,882,430	52,664,882	$ 686,246,339

	Global Real Estate Fund
	2016 [1]		2015 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	4,443,676	$ 56,443,969	18,324,946	$244,551,900
Reinvestment of distributions	1,664,721	21,349,882	950,314	12,102,573
Redemptions	(6,759,510)	(85,919,897)	(4,371,933)	(56,981,639)
Redemption fees	—	5,566	—	14,720
Net Increase (Decrease)	(651,113)	$ (8,120,480)	14,903,327	$199,687,554

	U.S. Real Estate Fund
	2016 [1]		2015 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	5,392	$ 58,771	11,339	$ 126,527
Reinvestment of distributions	168	1,730	235	2,591
Redemptions	(4,958)	(52,845)	(13,934)	(157,833)
Redemption fees	—	—	—	394
Net Increase (Decrease)	602	$ 7,656	(2,360)	$ (28,321)

2016 Annual Report67

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

	U.S. Real Estate Fund
	2016 [1]		2015 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	20,210	$210,937	34,974	$368,854
Reinvestment of distributions	3,219	33,535	876	9,058
Redemptions	(5,089)	(54,574)	(1,562)	(18,534)
Redemption fees	—	—	—	—
Net Increase	18,340	$189,898	34,288	$359,378

	U.S. Real Estate Fund
	2016 [1]		2015 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	59,690	$ 647,822	29,086	$ 346,610
Reinvestment of distributions	5,282	54,956	2,039	21,443
Redemptions	(19,879)	(211,781)	(13,909)	(161,607)
Redemption fees	—	—	—	369
Net Increase	45,093	$ 490,997	17,216	$ 206,815

	U.S. Real Estate Fund
	2016 [1]		2015 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	1,845,951	$18,957,916
Reinvestment of distributions	358,895	3,730,357	346,781	3,611,862
Redemptions	(937,210)	(10,000,030)	—	—
Redemption fees	—	—	—	365
Net Increase (Decrease)	(578,315)	$ (6,269,673)	2,192,732	$22,570,143

Real Assets Securities Fund
	2016 [1]		2015 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	—	$ —
Reinvestment of distributions	4	34	3	23
Redemptions	—	—	—	—
Redemption fees	—	—	—	—
Net Increase	4	$34	3	$23

Real Assets Securities Fund
	2016 [1]		2015 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	—	$ —
Reinvestment of distributions	3	28	2	17
Redemptions	—	—	—	—
Redemption fees	—	—	—	—
Net Increase	3	$28	2	$17

68Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

	Real Assets Securities Fund
	2016 [1]		2015 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	287,767	$2,526,247	241,720	$2,404,228
Reinvestment of distributions	17,319	154,659	7,109	62,792
Redemptions	(24,560)	(210,514)	—	—
Redemption fees	—	—	—	—
Net Increase	280,526	$2,470,392	248,829	$2,467,020

	Real Assets Securities Fund
	2016 [1]		2015 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	3,776,348	$37,631,195
Reinvestment of distributions	233,794	2,075,089	175,627	1,555,186
Redemptions	—	—	(354,451)	(3,156,246)
Redemption fees	—	—	—	—
Net Increase	233,794	$2,075,089	3,597,524	$36,030,135

1 For the Year Ended December 31, 2016.
2 For the Year Ended December 31, 2015.
On August 23, 2016, the Board approved the elimination of each Fund's redemption fees effective September 1, 2016.
7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2016 for the Trust is $75,000,000. For the year ended December 31, 2016, the average interest rate on the outstanding principal amount for the Infrastructure Fund and Global Real Estate Fund was 3.38% and 3.25%, respectively. Advances are not collateralized by a first lien against a Fund’s assets.
During the year ended December 31, 2016, the Infrastructure Fund and Global Real Estate Fund utilized the credit facility for 18 days and 3 days, respectively, and had an outstanding average daily loan balance of $3,603,333 and $1,465,667, respectively. The maximum amount outstanding during the year was $21,427,000 and $2,538,000, respectively, and the interest expense amounted to $6,093 and $397, respectively. The U.S. Real Estate Fund and Real Assets Securities Fund did not utilize the credit facility during the year. At December 31, 2016, the Infrastructure Fund had a loan payable of $1,275,000. At December 31, 2016, the Global Real Estate Fund, U.S. Real Estate Fund and Real Assets Securities Fund did not have an amount outstanding on the credit facility.
2016 Annual Report69

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2016

8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2016 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$ 5,364,958	$72,145,638	$3,273,371	$1,619,404
Long-term capital gains	—	9,057,347	598,725	—
Return of capital	7,853,297	1,547,934	24,420	750,181
Total distributions	$13,218,255	$82,750,919	$3,896,516	$2,369,585
The tax character of distributions paid for the year ended December 31, 2015 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$ 3,314,834	$27,449,244	$1,663,264	$1,313,107
Long-term capital gains	—	7,820,550	1,981,690	—
Return of capital	12,576,473	1,476,629	—	406,554
Total distributions	$15,891,307	$36,746,423	$3,644,954	$1,719,661
At December 31, 2016, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Post-October loss	$ (2,065,148)	$ (7,279,633)	$(147,338)	$ (8,941)
Capital loss carryforward(1)	(46,000,688)	—	—	(5,636,061)
Other accumulated losses	(3,292,262)	(216,409)	—	(182,899)
Tax basis unrealized appreciation (depreciation) on investments	35,036,235	(32,212,177)	861,671	489,842
Total tax basis net accumulated gains (losses)	$(16,321,863)	$(39,708,219)	$ 714,333	$(5,338,059)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2016, the Infrastructure Fund's capital loss carryforwards were $45,225,910 from short-term capital gains and $774,778 from long-term capital gains, the Real Assets Securities Fund's capital loss carryforwards were $3,518,042 from short-term capital gains and $2,118,019 from long-term capital gains which will not expire. As of December 31, 2016, the Global Real Estate Fund and U.S. Real Estate Fund had no capital loss carryforwards.
70Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (concluded)
December 31, 2016

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2016 was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Infrastructure Fund	$ 216,140,599	$39,966,407	$ (4,930,172)	$ 35,036,235
Global Real Estate Fund	1,468,010,630	70,714,852	(102,927,029)	(32,212,177)
U.S. Real Estate Fund	44,233,594	3,530,573	(2,668,902)	861,671
Real Assets Securities Fund	58,275,973	4,096,463	(3,606,621)	489,842
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
	Paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
Infrastructure Fund	$(7,394,841)	$ (1,378,839)	$ 8,773,680
Global Real Estate Fund	(467,371)	22,524,105	(22,056,734)
U.S. Real Estate Fund	—	640,950	(640,950)
Real Assets Securities Fund	(961,177)	110,577	850,600
9.Indemnification
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no additional events that require recognition or disclosure in the financial statements.
2016 Annual Report71

BROOKFIELD INVESTMENT FUNDS
Report of Independent Registered Public Accounting Firm (Unaudited)
December 31, 2016

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (collectively, the “Funds”), each a series comprising the Brookfield Investment Funds as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund, each a series comprising the Brookfield Investment Funds as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 24, 2017
72Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Tax Information (Unaudited)
December 31, 2016

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Infrastructure Fund	100.00%
Global Real Estate Fund	18.70%
U.S. Real Estate Fund	3.28%
Real Assets Securities Fund	48.00%
For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2016, was as follows:
Infrastructure Fund	75.40%
Global Real Estate Fund	1.80%
U.S. Real Estate Fund	2.40%
Real Assets Securities Fund	19.40%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	31.81%
U.S. Real Estate Fund	65.18%
Real Assets Securities Fund	0.00%
2016 Annual Report73

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.
Trustees of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	7
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & Co-CEO of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	7
74Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Trustees of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Trustee
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served Since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	7
2016 Annual Report75

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
76Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2016 Annual Report77

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Funds' proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore. Messrs. McFarland, Kuczmarski and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $131,250 and $131,250 for the fiscal years ended December 31, 2016 and December 31, 2015, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, Deloitte billed the Registrant aggregate fees of $33,200 and $32,400, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Funds for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2016 and December 31, 2015. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $263,200 and $320,558, respectively. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $230,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $288,158 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $230,000 and $288,158, respectively, were billed by Deloitte to Brookfield Investment Management Inc. (“Adviser”).

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)     Not Applicable.

(b)          A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2017

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 3, 2017